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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-52698) UNDER
                           THE SECURITIES ACT OF 1933
                      PRE-EFFECTIVE AMENDMENT NO.     /X/
                      POST-EFFECTIVE AMENDMENT NO. 48 /X/
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 50 /X/
                        VANGUARD MONEY MARKET RESERVES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

              IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE:
on March 8, 1996, pursuant to paragraph (b) of Rule 485 of the Securities Act of
                                     1933.

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     REGISTRANT ELECTS TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24F-2 NOTICE FOR THE PERIOD ENDED NOVEMBER 30, 1995 ON JANUARY 26, 1996.

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

                      VANGUARD MONEY MARKET RESERVES, INC.

                             CROSS REFERENCE SHEET

FORM N-1A
ITEM NUMBER                                                    LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Highlights
    Item 3.   Condensed Financial Information...............   Financial Highlights
    Item 4.   General Description of Registrant.............   Investment Objective; Investment
                                                               Limitations; Investment Policies;
                                                               General Information
    Item 5.   Management of the Fund........................   Directors and Officers; Management of
                                                               the Fund; The Vanguard Group
    Item 6.   Capital Stock and Other Securities............   Opening an Account and Purchasing
                                                               Shares; Selling Your Shares; The
                                                               Share Price of Each Portfolio;
                                                               Dividends and Taxes; General
                                                               Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Opening an Account and
                                                               Purchasing Shares
    Item 8.   Redemption or Repurchase......................   Selling Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

FORM N-1A                                                      LOCATION IN STATEMENT
ITEM NUMBER                                                    OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Investment Objectives and Policies
   Item 13.   Investment Objective and Policies.............   Investment Objectives and Policies;
                                                               Investment Limitations
   Item 14.   Management of the Fund........................   Management of the Fund
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund
   Item 16.   Investment Advisory and Other Services........   Management of the Fund
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   Financial Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares;
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Calculation of Yield.
   Item 23.   Financial Statements..........................   Financial Statements

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[VANGUARD MONEY MARKET RESERVES LOGO]             A Member of The Vanguard Group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS -- MARCH 8, 1996
--------------------------------------------------------------------------------

NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE
AND POLICIES          Vanguard Money Market Reserves, Inc. (the "Fund") is an
                      open-end, diversified investment company known as a money
                      market fund. The Fund offers three separate Portfolios.
                      The objective of each Portfolio is to provide the maximum
                      current income that is consistent with the preservation of capital and liquidity by investing in specified money
                      market instruments. Each Portfolio seeks to maintain, but
                      does not guarantee, a constant net asset value of $1.00
                      per share. An investment in the Portfolios is neither
                      insured nor guaranteed by the U.S. Government and there
                      can be no assurance that each Portfolio will be able to
                      maintain a stable net asset value of $1.00 per share.
--------------------------------------------------------------------------------

OPENING AN
ACCOUNT To open a regular (non-retirement) account, please complete and return the Account Registration Form. If you need assistance in completing this Form, please call the Investor Information Department. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday from 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment is $3,000 per Portfolio or $1,000 for Uniform Gifts/Transfers to Minors Act accounts. For certain investors investing $10 million or more in the Prime Portfolio, the Fund offers a second class of shares, Prime Portfolio Institutional Shares, which are offered through a separate prospectus. To obtain information on the Prime Portfolio Institutional Shares, please call 1-800-523-1188. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Fund incurs expenses for investment advisory, management, administrative and distribution services.
--------------------------------------------------------------------------------

ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Fund before you
                      invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing
                      additional information about the Fund has been filed with
                      the Securities and Exchange Commission. This Statement is
                      dated March 8, 1996, and has been incorporated by
                      reference into this Prospectus. A copy may be obtained
                      without charge by writing to the Fund or by calling the
                      Investor Information Department.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                  Page                                        Page                                       Page
Highlights .......................  2      Implementation of Policies.........  9      SHAREHOLDER GUIDE
Fund Expenses ...................   4       Investment Limitations ........... 10     Opening an Account and
Financial Highlights .............. 4      Management of the Fund ............ 10       Purchasing Shares ............... 16
Yield and Total Return ............ 6      Investment Adviser ................ 11     When Your Account Will Be
                                           Dividends and Taxes ............... 12       Credited ........................ 19
FUND INFORMATION                           The Share Price of Each                    Selling Your Shares ............... 19
Investment Objective .............. 6        Portfolio ....................... 13     Exchanging Your Shares ............ 22
Investment Policies ............... 7      General Information ............... 14     Important Information about
Investment Risks .................  8                                                   Telephone Transactions .......... 23
Who Should Invest ................  9                                                 Transferring
                                                                                        Registration .................... 24
                                                                                      Other Vanguard Services ........... 24

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   HIGHLIGHTS

OBJECTIVE AND
POLICIES
                      Vanguard Money Market Reserves, Inc. (the "Fund") is an open-end, diversified investment company known as a money market fund. The Fund offers three separate Portfolios. The objective of each Portfolio is to provide the maximum current income that is consistent with the preservation of capital and liquidity by investing in specified money market instruments.

                      Each Portfolio seeks to maintain a constant net asset value of $1.00 per share. In pursuit of this objective, each Portfolio will invest in securities that mature in less than 13 months, and each Portfolio will maintain an
                      average weighted maturity of 90 days or less.       PAGE 6
--------------------------------------------------------------------------------

THREE SEPARATE
PORTFOLIOS            Investors may choose from three separate Portfolios, each
                      of which invests in specified money market instruments:

                      PRIME PORTFOLIO -- invests in high-quality money market obligations issued by financial institutions, nonfinancial corporations, and the U.S. Government, state and municipal governments and their agencies or instrumentalities, as well as repurchase agreements collateralized by such securities. The Prime Portfolio also invests in Eurodollar obligations (dollar-denominated obligations issued outside the U.S. by foreign banks or foreign branches of domestic banks) and Yankee obligations (dollar-denominated obligations issued in the U.S. by foreign banks).

                      FEDERAL PORTFOLIO -- invests in securities issued by the United States Government or its agencies and instrumentalities, and repurchase agreements collateralized by such securities. A portion of the U.S. Government securities held by the Federal Portfolio may not be backed by the full faith and credit of the U.S. Government.

                      U.S. TREASURY PORTFOLIO -- invests in securities backed by the full faith and credit of the U.S. Government. PAGE 7
--------------------------------------------------------------------------------

RISK
CHARACTERISTICS       The three Portfolios of the Fund differ primarily in terms of credit risk. Credit risk is the possibility that an issuer of securities held by a Portfolio will fail to make timely payments of either interest or principal. The credit risk of a Portfolio is a function of the credit quality of its underlying securities. All other things being equal, money market instruments with greater credit risk offer higher yields. Although each Portfolio invests in high-quality instruments, money market portfolios, unlike federally-insured bank deposits, are not insured or guaranteed.

                      In absolute terms, the credit quality of each Portfolio is very high. In relative terms, the U.S. Treasury Portfolio, which invests in full faith and credit obligations of the U.S. Government, offers the lowest credit risk and therefore usually the lowest yield. The Federal Portfolio includes U.S. Government securities that are not backed by the full faith and credit of the U.S. Government, and so potential credit risk and yield are somewhat higher. The Prime Portfolio, although of a very high credit quality in general, invests in the money market obligations of private financial and nonfinancial corporations. It therefore offers the highest relative credit risk and yield of the three
                      Portfolios.                                         PAGE 8
--------------------------------------------------------------------------------

THE VANGUARD
GROUP The Fund is a member of The Vanguard Group of Investment Companies, a group of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $190 billion. The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by the Vanguard Funds, provides all corporate management, administrative, distribution and shareholder accounting services on an
                      at-cost basis to the Funds in the Group.           PAGE 10
--------------------------------------------------------------------------------

INVESTMENT
ADVISER The Fund receives investment advisory services on an at-cost basis from Vanguard's Fixed Income Group. As a result, the Fund receives its investment advisory services at a substantially lower cost than would be possible if the Fund paid an investment advisory fee to an external
                      investment adviser.                                PAGE 11
--------------------------------------------------------------------------------

DIVIDEND POLICY       Each Portfolio declares a dividend each business day based on its ordinary income. Dividends are paid monthly and may be received in cash or reinvested in additional
                      shares.                                            PAGE 12
--------------------------------------------------------------------------------

PURCHASING SHARES     You may purchase shares by mail, wire or exchange from
                      another Vanguard Fund. The minimum initial investment is
                      $3,000 per Portfolio; the minimum for subsequent
                      investments is $100. There are no sales commissions or
                      12b-1 fees.                                        PAGE 16
--------------------------------------------------------------------------------

SELLING SHARES        You may redeem shares of each Portfolio by mail,
                      telephone, wire or check. There is no charge for
                      redemption, except for wire withdrawals under $5,000,
                      which are subject to a $5 charge. Your bank may also
                      assess a fee for incoming wires.
                                                                         PAGE 19
--------------------------------------------------------------------------------

SERVICES TO
SHAREHOLDERS          The Fund offers free checkwriting services (minimum $250
                      per check) for easy access to your account balance.
                                                                         PAGE 19

                      The Fund also offers two special services: Fund Express, for electronic transfers between the Fund and your bank account; and Tele-Account, for around-the-clock telephone access to your Fund account balance and certain transactions. PAGE 24
--------------------------------------------------------------------------------

FUND EXPENSES         The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Fund. The expenses set forth below are for the 1995 fiscal year.

                           SHAREHOLDER TRANSACTION EXPENSES
                           ----------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases...................................            None
                           Sales Load Imposed on Reinvested Dividends........................            None
                           Redemption Fees*..................................................            None
                           Exchange Fees.....................................................            None
                                                                         PRIME        FEDERAL   U.S. TREASURY
                           ANNUAL PORTFOLIO OPERATING EXPENSES       PORTFOLIO      PORTFOLIO       PORTFOLIO
                           ----------------------------------------------------------------------------------
                           Management & Administrative                   0.26%          0.26%           0.26%
                             Expenses............................
                           Investment Advisory Fees..............         0.01           0.01            0.01
                           12b-1 Fees............................         None           None            None
                           Other Expenses
                             Distribution Costs..................        0.03%          0.03%           0.03%
                             Miscellaneous Expenses..............         0.02           0.02            0.02
                                                                         -----          -----          ------
                           Total Other Expenses..................         0.05           0.05            0.05
                                                                         -----          -----           -----
                                    TOTAL OPERATING EXPENSES.....        0.32%          0.32%           0.32%
                                                                         -----          -----           -----
                                                                         -----          -----           -----
                           * Wire redemptions of less than $5,000 are subject to a $5 processing fee.

                      The purpose of this table is to assist you in understanding the various expenses that you would bear directly or indirectly as an investor in the Fund.

                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.

                                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                         ------     -------     -------     --------
                        Prime Portfolio..............     $  3       $  10       $  18        $ 41
                        Federal Portfolio............     $  3       $  10       $  18        $ 41
                        U.S. Treasury Portfolio......     $  3       $  10       $  18        $ 41

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each period, insofar as they relate to each of the five years in the period ended November 30, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1995 Annual
                      Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1995 Annual Report to
                      Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1995 Annual Report, which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.

                                       ------------------------------------------------------------------------------------
                                                                         PRIME PORTFOLIO
                                       ------------------------------------------------------------------------------------
                                                                     YEAR ENDED NOVEMBER 30,
                                       ------------------------------------------------------------------------------------
                                 1995      1994      1993      1992      1991      1990      1989     1988     1987     1986
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  YEAR.........................   $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00    $1.00    $1.00    $1.00
                                  -----     -----     -----     -----     -----     -----    -----    -----    -----    -----
INVESTMENT OPERATIONS
  Net Investment Income........    .057      .038      .030      .038      .062      .080     .090     .072     .063     .066
  Net Realized and Unrealized
    Gain on Investment
    Securities.................      --        --        --        --        --        --       --       --       --       --
                                  -----     -----     -----     -----     -----     -----    -----    -----    -----    -----
    TOTAL FROM INVESTMENT
      OPERATIONS...............    .057      .038      .030      .038      .062      .080     .090     .072     .063     .066
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment
    Income.....................   (.057)    (.038)    (.030)    (.038)    (.062)    (.080)   (.090)   (.072)   (.063)   (.066)
  Distributions from Realized
    Capital Gains..............      --        --        --        --        --        --       --       --       --       --
                                  -----     -----     -----     -----     -----     -----    -----    -----    -----    -----
    TOTAL DISTRIBUTIONS........   (.057)    (.038)    (.030)    (.038)    (.062)    (.080)   (.090)   (.072)   (.063)   (.066)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...   $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00    $1.00    $1.00    $1.00
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...................    5.82%     3.87%     3.02%     3.89%     6.39%     8.32%    9.40%    7.47%    6.49%    6.78%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
  (Millions)................... $18,764   $15,109   $12,367   $12,638   $13,496   $13,579   $11,067  $6,863   $4,088   $2,186
Ratio of Expenses to Average
  Net Assets...................     .32%      .32%      .32%      .30%      .30%      .30%     .28%     .33%     .37%     .48%
Ratio of Net Investment Income
  to Average Net Assets........    5.64%     3.84%     2.98%     3.82%     6.20%     8.06%    9.05%    7.28%    6.30%    6.60%

                                        -----------------------------------------------------------------------------------
                                                                         FEDERAL PORTFOLIO
                                        -----------------------------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,
                                        -----------------------------------------------------------------------------------
                                  1995      1994     1993      1992      1991      1990      1989     1988     1987     1986
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  YEAR..........................   $1.00    $1.00     $1.00     $1.00     $1.00     $1.00    $1.00    $1.00    $1.00    $1.00
                                   -----    -----     -----     -----     -----     -----    -----    -----    -----    -----
INVESTMENT OPERATIONS
  Net Investment Income.........    .056     .038      .029      .038      .060      .078     .088     .070     .061     .064
  Net Realized and Unrealized
    Gain on Investment
    Securities..................      --       --        --        --        --        --       --       --       --       --
                                   -----    -----     -----     -----     -----     -----    -----    -----    -----    -----
    TOTAL FROM
      INVESTMENT OPERATIONS.....    .056     .038      .029      .038      .060      .078     .088     .070     .061     .064
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income...........   (.056)   (.038)    (.029)    (.038)    (.060)    (.078)   (.088)   (.070)   (.061)   (.064)
  Distributions from Realized
    Capital Gains...............      --       --        --        --        --        --       --       --       --       --
                                   -----    -----     -----     -----     -----     -----    -----    -----    -----    -----
    TOTAL DISTRIBUTIONS.........   (.056)   (.038)    (.029)    (.038)    (.060)    (.078)   (.088)   (.070)   (.061)   (.064)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....   $1.00    $1.00     $1.00     $1.00     $1.00     $1.00    $1.00    $1.00    $1.00    $1.00
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................    5.77%    3.82%     2.98%     3.83%     6.18%     8.14%    9.15%    7.20%    6.25%    6.56%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
  (Millions)....................  $2,637   $2,196    $1,907    $1,986    $2,000    $1,950   $1,531   $1,214     $839     $545
Ratio of Expenses to Average
  Net Assets....................     .32%     .32%      .32%      .30%      .30%      .30%     .28%     .33%     .37%     .48%
Ratio of Net Investment Income
  to Average Net Assets.........    5.61%    3.78%     2.94%     3.76%     6.01%     7.90%    8.78%    7.00%    6.10%    6.40%

                                          -------------------------------------------------------------------------------
                                                                      U.S. TREASURY PORTFOLIO
                                          -------------------------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,
                                          -------------------------------------------------------------------------------
                                  1995      1994      1993      1992      1991      1990     1989     1988     1987     1986
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR............   $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00    $1.00    $1.00    $1.00
                                  -----     -----     -----     -----     -----     -----    -----    -----    -----    -----
INVESTMENT OPERATIONS
  Net Investment Income........    .053      .036      .028      .036      .058      .077     .085     .068     .058     .060
  Net Realized and Unrealized
    Gain
    on Investment Securities...      --        --        --        --        --        --       --       --       --       --
                                  -----     -----     -----     -----     -----     -----    -----    -----    -----    -----
    TOTAL FROM INVESTMENT
      OPERATIONS...............    .053      .036      .028      .036      .058      .077     .085     .068     .058     .060
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment
    Income.....................   (.053)    (.036)    (.028)    (.036)    (.058)    (.077)   (.085)   (.068)   (.058)   (.060)
  Distributions from Realized
    Capital Gains..............      --        --        --        --        --        --       --       --       --       --
                                  -----     -----     -----     -----     -----     -----    -----    -----    -----    -----
    TOTAL DISTRIBUTIONS........   (.053)    (.036)    (.028)    (.036)    (.058)    (.077)   (.085)   (.068)   (.058)   (.060)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...   $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00    $1.00    $1.00    $1.00
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...................    5.47%     3.63%     2.86%     3.68%     5.94%     8.02%    8.89%    7.02%    5.99%    6.15%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
  (Millions)...................  $2,527    $2,056    $1,751    $2,321    $2,092    $1,594     $412     $140     $113      $56
Ratio of Expenses to Average
  Net Assets...................     .32%      .32%      .32%      .30%      .30%      .30%     .31%+    .70%+    .79%+    .93%+
Ratio of Net Investment Income
  to
  Average Net Assets...........    5.33%     3.59%     2.83%     3.60%     5.76%     7.74%    8.44%    6.85%    5.80%    6.00%
+ Insurance premiums represent .40%, .42%, .44%, .44% and .42%.

--------------------------------------------------------------------------------

YIELD AND
TOTAL RETURN          From time to time a Portfolio of the Fund may advertise
                      its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or over the life of a Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividends and distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, a Portfolio's "seven-day" or "current" yield reflects the income earned by a hypothetical account in the Portfolio during a seven-day period, expressed as an annual percentage rate. A Portfolio's "effective yield" assumes the income over the seven-day period is reinvested weekly, resulting in a slightly higher stated yield through compounding. Methods used to calculate advertised yields are standardized for money market funds. However, these methods differ from the accounting methods used by a Portfolio to maintain its books and records, and so advertised yields may not fully reflect the income paid to an investor's account.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE             The Fund offers three separate Portfolios. The objective
                      of each Portfolio is to provide the maximum current income that is consistent with the preservation of capital and
                      liquidity by investing in specified money market
                      instruments. Each Portfolio also seeks to maintain a
                      constant net asset value of $1.00 per share.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES
                      Each Portfolio of the Fund invests in money market instruments that mature in 13 months or less, and each Portfolio maintains an average weighted maturity of 90 days or less. The Portfolios differ chiefly in terms of the types of securities in which they invest.

THE PRIME PORTFOLIO
INVESTS IN HIGH-
QUALITY, MONEY
MARKET SECURITIES
                      The Prime Portfolio will invest in the following high-quality, money market obligations issued by financial institutions, nonfinancial corporations, and the U.S. Government, state and municipal governments and their agencies or instrumentalities:

                      (1) Negotiable certificates of deposit and bankers'
                          acceptances of U.S. banks having total assets in excess of $1 billion.

                      (2) Repurchase agreements that are collateralized by U.S.
                          Treasury obligations, including bills, notes, bonds and other debt obligations or securities issued or guaranteed by agencies and instrumentalities of the U.S. Government (as described in (1) and (2) for the Federal Portfolio).

                      (3) Commercial paper (including variable amount master
                          demand notes) rated Prime-1 by Moody's Investors Services, Inc. or A-1 by Standard & Poor's Corporation or, if unrated, issued by a corporation having an outstanding debt issue rated Aa3 or better by Moody's or AA- or better by Standard & Poor's.

                      (4) Short-term corporate obligations rated Aa3 or better
                          by Moody's or AA- or better by Standard & Poor's.

                      (5) Short-term Eurodollar and Yankee bank obligations.
                          Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks or by foreign banks; Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

                      (6) Securities eligible for purchase by the Federal
                          Portfolio, as described below.

THE FEDERAL PORTFOLIO
INVESTS IN SHORT-TERM,
U.S. GOVERNMENT
OBLIGATIONS
                      In contrast with the Prime Portfolio, which invests in both corporate and government securities, the Federal Portfolio will invest only in the following U.S. Government obligations and repurchase agreements collateralized by such securities:

                      (1) United States Treasury obligations including bills,
                          notes, bonds, and other debt obligations issued by the United States Treasury. These securities are backed by the full faith and credit of the U.S. Government.

                      (2) Securities issued or guaranteed by agencies and
                          instrumentalities of the U.S. Government. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, Tennessee Valley Authority, and others. Such "agency" securities may not be backed by the full faith and credit of the U.S. Government.

                      (3) Repurchase agreements that are collateralized by the
                          securities listed in (1) and (2) above.

THE U.S. TREASURY
PORTFOLIO INVESTS
IN "FULL FAITH AND
CREDIT" SECURITIES    The U.S. Treasury Portfolio will invest 100% of its assets in securities backed by the full faith and credit of the U.S. Government. Such securities include:

                      (1) U.S. Treasury obligations backed by the full faith and credit of the U.S. Government (at least 65% of the Portfolio's assets will be invested in such obligations).

                      (2) Other full faith and credit obligations of the U.S.
                          Government. These include securities issued by the General Services Administration, Government National Mortgage Association, Rural Electrification Administration, Small Business Administration, Federal Financing Bank, and others.

                      In addition, each Portfolio may invest up to 10% of its net assets in securities that are illiquid.

                      See "Implementation of Policies" for a further description of the Fund's investment practices.

                      The Fund is responsible for voting the shares of all securities it holds.

                      The investment policies of each Portfolio are not fundamental, and so may be changed without shareholder approval by the Board of Directors. However, shareholders would be notified of any material change in a Portfolio's policies.
--------------------------------------------------------------------------------

INVESTMENT
RISKS

THE PORTFOLIOS VARY
IN TERMS OF CREDIT
RISK The three Portfolios of the Fund differ primarily in terms of credit risk. Credit risk is the possibility that an issuer of securities held by a Portfolio will fail to make timely payments of either interest or principal. The credit risk of a Portfolio is a function of the credit quality of its underlying securities. Although each Portfolio invests in high-quality instruments, money market portfolios, unlike federally-insured bank deposits, are not insured or guaranteed.

                      The U.S. Treasury Portfolio invests solely in full faith and credit United States Government securities and therefore has a very low credit risk.

                      The Federal Portfolio invests in securities issued by agencies and instrumentalities sponsored by the U.S. Government. Not all securities issued by U.S. agencies and instrumentalities are backed by the full faith and credit of the U.S. Government. As a result, the Federal Portfolio, which is of very high quality in absolute terms, is subject to a slightly higher degree of credit risk than the U.S. Treasury Portfolio. The Federal Portfolio is therefore expected to provide a correspondingly higher yield.

                      The Prime Portfolio invests primarily in high-quality bank and corporate money market obligations. These obligations, though highly rated, are of somewhat lower credit quality than those issued by the U.S. Government or its agencies and instrumentalities. Thus, the Prime Portfolio is generally expected to provide the highest yield of the three Portfolios.

THE PORTFOLIOS ARE
SUBJECT TO INCOME
RISK Income risk is the potential for a decline in a Portfolio's income due to falling market interest rates. Because the Fund's Portfolios' income is based on short-term interest rates, which can fluctuate substantially over short periods, income risk is expected to be high for the Fund.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST

INVESTORS SEEKING
CURRENT INCOME AND
PRINCIPAL STABILITY
                      The Fund is intended for investors seeking maximum current income, consistent with the preservation of capital and liquidity. In addition, each Portfolio expects to maintain a constant net asset value of $1.00 per share. The Fund is thus appropriate for investors who desire maximum principal stability.

                      The Fund is designed to be a convenient and economical medium for investing short-term funds. It is also useful as a component of a long-term, balanced investment program, consisting of money market instruments, bonds and stocks.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES

THE PRIME AND FEDERAL
PORTFOLIOS MAY INVEST
IN REPURCHASE
AGREEMENTS            The Fund follows a number of additional investment
                      practices in pursuit of its objective.

                      The Prime and Federal Portfolios may invest in repurchase agreements according to the restrictions and limitations set forth on page 8 under "Investment Policies." A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller -- a U.S. commercial bank or recognized U.S. securities dealer -- sells securities to a Portfolio and agrees to repurchase the securities at the Portfolio's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Portfolio will have a total value equal to or in excess of the value of the repurchase agreement, and will be held by the Fund's Custodian Bank until repurchased.

                      The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection and careful monitoring.

THE PRIME PORTFOLIO
MAY INVEST IN
EURODOLLAR OR YANKEE
OBLIGATIONS
                      Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

                      Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same credit analysis as domestic issues in which the Prime Portfolio invests, and foreign issuers will be required to meet the same tests of financial strength as the domestic issuers approved for the Prime Portfolio.

PORTFOLIO TURNOVER
WILL BE HIGH
                      Each Portfolio of the Fund is expected to have a high portfolio turnover rate due to the short maturities of the securities purchased. However, this high turnover rate should not increase the Fund's costs since brokerage commissions are not normally charged on the purchase or sale of money market instruments.

DERIVATIVE
INVESTING

THE FUND MAY
INVEST IN DERIVATIVE
SECURITIES
                      Derivatives are instruments whose values are linked to or derived from an underlying security or index. The Fund invests only in derivative securities such as floating rate instruments with returns derived directly from standard, U.S. dollar-denominated short-term taxable interest rate benchmarks such as short-term LIBOR rates, Federal Reserve Daily Federal Funds Effective Rate and U.S. Treasury Bill auction results. The Fund does not use derivatives to apply leverage, nor does it invest in futures or options.
--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS

THE FUND HAS
ADOPTED CERTAIN
FUNDAMENTAL
LIMITATIONS
                      Each Portfolio of the Fund has adopted certain limitations designed to reduce its risk exposure. These limitations include the following:

                      (a) A Portfolio will not invest more than 5% of its assets in the securities of any single company, excluding obligations of the United States Government.

                      (b) A Portfolio will not purchase more than 10% of any class of securities of any issuer.

                      (c) A Portfolio will not invest more than 25% of its assets in any one industry, excluding obligations of the United States Government or certificates of deposit or bankers' acceptances of domestic institutions.

                      (d) A Portfolio will not borrow money except for emergency purposes and then not in excess of 15% of total assets.

                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------

MANAGEMENT
OF THE FUND

VANGUARD ADMINISTERS
AND DISTRIBUTES THE
FUND
                      The Fund is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $190 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1995, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .31% compared to an average of 1.11% for the mutual fund industry (data provided by Lipper Analytical Services).

                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT
ADVISER
VANGUARD MANAGES
THE FUND'S
INVESTMENTS           The three Portfolios of the Fund receive all investment
                      advisory services on an at-cost basis from Vanguard's
                      Fixed Income Group. The Group also provides investment advisory services to more than 40 Vanguard money market and bond portfolios, both taxable and tax-exempt. Total assets under management by Vanguard's Fixed Income Group were approximately $67 billion as of November 30, 1995.
                      The Fixed Income Group is supervised by the Officers of the Fund. Ian A. MacKinnon, Senior Vice President of
                      Vanguard, has been in charge of the Group since its inception in 1981.

                      The Fixed Income Group manages the investment and reinvestment of the assets of the Fund's Portfolios and continuously reviews, supervises and administers each Portfolio's investment program, subject to the maturity and quality standards specified in this Prospectus and supplemental guidelines approved by the Fund's Board of Directors. The Fixed Income Group's selection of investments for the Portfolios is based on: (a) continuing credit analysis of those instruments held in the Portfolios and those being considered for inclusion therein; (b) possible disparities in yield relationships between different money market instruments; and (c) actual or anticipated movements in the general level of interest rates.

                      The Fixed Income Group is also responsible for the allocation of principal business and portfolio brokerage and the negotiation of commissions. The purchase and sale of investment securities by the Fund will ordinarily be principal transactions. Portfolio securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by a Portfolio for securities purchased from an issuer. Purchases from underwriters of securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include a dealer's mark-up.

                      In purchasing and selling securities for each of the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through issuers or responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as: the price of the security; the rate of the commission; the size and difficulty of the order; the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers; and the overall brokerage and research services provided to the Fund.
--------------------------------------------------------------------------------

DIVIDENDS AND
TAXES

DIVIDENDS ARE PAID
ON THE FIRST
BUSINESS DAY OF
EACH MONTH            Each Portfolio's dividends are accrued daily based on
                      ordinary income and are distributed on the first business day of the month. A Portfolio's dividends may be automatically reinvested in additional shares or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                      Each Portfolio's dividends are computed and declared daily as of the regular close of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and are payable to shareholders of record as of 10:45 a.m. (Eastern time) on that day. In other words, shareholders whose purchases of shares are effective as of 10:45 a.m. will receive the dividend for that day. See "When Your Account Will Be Credited" for more information on the crediting of dividends.

                      Net realized short-term capital gains of each Portfolio, if any, will be distributed whenever the Directors determine that such distributions would be in the best interest of shareholders, but in any event at least once a year. The Portfolios do not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually.

                      In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special or regular year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

DIVIDENDS WILL BE
SUBJECT TO FEDERAL
INCOME TAX
                      Each Portfolio of the Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by each Portfolio from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will not qualify for the intercorporate dividends-received deduction.

                      Although the Portfolios do not expect to distribute any long-term capital gains, any capital gains distribution made by a Portfolio would be subject to federal income tax. Such distributions would not qualify for the intercorporate dividends-received deduction.

                      A sale of shares of a Portfolio, either by redemption or exchange, is a taxable event, and may result in a capital gain or loss. However, since each Portfolio seeks to maintain a constant $1.00 share price for both purchases and redemptions, shareholders are not expected to realize a capital gain or loss upon sale.

                      Dividend distributions, any capital gains distributions, and any capital gains or losses from redemptions and exchanges may be subject to state and local taxes. However, depending on your state's tax rules, the portion of a Portfolio's income derived from direct U.S. Treasury obligations may be exempt from state and local taxes. The Fund will indicate each year the portion of a Portfolio's income, if any, that may qualify for this exemption.

                      The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Employer Identification Number and certifying that you are not subject to backup withholding.

                      The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania, and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund are exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.
--------------------------------------------------------------------------------

THE SHARE PRICE OF
EACH PORTFOLIO        Each Portfolio's share price or "net asset value" per
                      share is determined daily at the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Each Portfolio determines its net asset value per share by subtracting the Portfolio's liabilities
                      (including accrued expenses and dividends payable) from the total value of the Portfolio's investments and other assets and by dividing the result by the total outstanding shares of the Portfolio.

                      For the purpose of calculating each Portfolio's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

                      The use of amortized cost and the maintenance of each Portfolio's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, each Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less, and invest only in securities that are determined by the Directors to present minimal credit risks and that are of high quality as determined by any major rating service, or in the case of any instrument not so rated, considered by the Directors to be of comparable quality.

                      The Directors have established procedures designed to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such a review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Directors.

                      In the event of a deviation of over 1/2 of 1% between a Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Directors will promptly consider what action, if any, should be taken. The Directors will also take such action as they deem appropriate to eliminate or to reduce, to the extent reasonably practicable, any material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two. Such action may include redeeming shares in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, withholding dividends, paying distributions from capital or capital gains, or utilizing a net asset value per share based upon available market quotations.
--------------------------------------------------------------------------------

GENERAL
INFORMATION           The Fund, formerly known as "Whitehall Money Market
                      Trust," and then as "Vanguard Money Market Trust, Inc.," is a Maryland corporation. The Fund's Articles of Incorporation permit the Directors to issue 37,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more
                      Portfolios or classes of shares of common stock of such Portfolios and to classify or reclassify any unissued shares with respect to such Portfolios and classes.
                      Currently the Fund is offering shares of three Portfolios.
                      The Prime Portfolio offers two distinct classes of shares.
                      One class of Prime Portfolio shares is available for investors with a minimum initial investment of $3,000; the Institutional class of Prime Portfolio shares is designed for investors who can make an initial investment of at least $10 million and do not require administrative services such as employee recordkeeping and checkwriting.

                      The shares of each Portfolio are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. The shares of each Portfolio have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held on the removal of a Director or Directors of the Fund if requested in writing by holders of not less than 10% of the outstanding shares of the Fund.

                      CoreStates Bank, N.A., Philadelphia, PA, has been retained to act as Custodian of the assets of each Portfolio of the Fund. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE
OPENING AN
ACCOUNT AND
PURCHASING
SHARES You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required legal documentation, indicating the Portfolio you have chosen and the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement in any Portfolio ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified Retirement Plan. If you need assistance with the forms or have any questions about this Fund, please call our Investor Information Department at 1-800-662-7447.
                      Note: For other account registrations (e.g., corporations, associations, other organizations, trust or powers of attorney), please call us to determine which additional forms you may need.

                      Each Portfolio's shares are purchased at a $1.00 net asset value after your investment has been received in the form of Federal Funds. See "When Your Account Will Be Credited". The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE
RESTRICTIONS
                      Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to the Vanguard Group.

ADDITIONAL
INVESTMENTS           Subsequent investments to regular accounts may be made by
                      mail ($100 minimum per Portfolio), wire ($1,000 minimum
                      per Portfolio), exchange from another Vanguard Fund
                      account ($100 minimum per Portfolio), or Vanguard Fund
                      Express. Subsequent investments to Individual Retirement
                      Accounts may be made by mail ($100 minimum) or exchange
                      from another Vanguard Fund account. In some instances,
                      contributions may be made by wire or Vanguard Fund
                      Express. Please call us for more information on these
                      options.
--------------------------------------------------------------------------------

                                                                    ADDITIONAL INVESTMENTS
                          NEW ACCOUNT                               TO EXISTING ACCOUNTS
PURCHASING BY MAIL        Please include the amount of              Additional investments should
Complete and sign the     your initial investment and the           include the Invest-by-Mail
enclosed Account          name of the Portfolios you have           remittance form attached to your
Registration Form         selected on the registration              Fund confirmation statements.
                          form, make your check payable to          Please make your check payable
                          The Vanguard Group (Portfolio             to The Vanguard Group (Portfolio
                          Number), see below for the                Number), see below for the
                          appropriate number and mail to:           appropriate number. Write your
                                                                    account number on your check
                          VANGUARD FINANCIAL CENTER                 and, using the return envelope
                          P.O. BOX 2600                             provided, mail to the address
                          VALLEY FORGE, PA 19482                    indicated on the Invest-by-Mail
                                                                    Form.
For express or            VANGUARD FINANCIAL CENTER                 All written requests should be
registered mail,          455 DEVON PARK DRIVE                      mailed to one of the addresses
send to:                  WAYNE, PA 19087                           indicated for new accounts. Do
                                                                    not send registered or express
                                                                    mail to the post office box
                                                                    address.
                          VANGUARD MONEY MARKET RESERVES PORTFOLIOS:
                          Prime Portfolio -- 30
                          Federal Portfolio -- 33
                          U.S. Treasury Portfolio -- 50
                          --------------------------------
PURCHASING BY WIRE                          CORESTATES BANK, N.A.
Money should be                             ABA 031000011
wired to:                                   CORESTATES NO 01446936
                                            ATTN VANGUARD
BEFORE Wiring                               VANGUARD MONEY MARKET RESERVES
Please contact                              NAME OF PORTFOLIO
Client Services                             ACCOUNT NUMBER
(1-800-662-2739)                            ACCOUNT REGISTRATION

                      To assure proper receipt, please be sure your bank includes the Portfolio name, the account number Vanguard has assigned to you and the eight digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address after completing your wire arrangement. Note:
                      Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
--------------------------------------------------------------------------------

PURCHASING BY
EXCHANGE (from a
Vanguard account)     You may open an account or purchase additional shares by
                      making an exchange from an existing Vanguard Fund account.
                      Call our Client Services Department at 1-800-662-2739. The
                      new account will have the same registration as the
                      existing account.
--------------------------------------------------------------------------------

PURCHASING BY
FUND EXPRESS

Special Purchase and
Automatic Investment  The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account on an "as needed" basis. Or if you choose the Automatic Investment option, money will be moved automatically from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly or yearly) you select. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait three weeks before using the service.
--------------------------------------------------------------------------------

CHOOSING A
DISTRIBUTION
OPTION
                      You must select one of three distribution options:

                      1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and
                         capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify another option.

                      2. CASH DIVIDEND OPTION -- Your dividends will be paid in
                         cash and your capital gains will be reinvested in additional Fund shares.

                      3. ALL CASH OPTION -- Both dividend and capital gains
                         distributions will be paid in cash.

                      In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund Account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.

                      You may change your option by calling our Client Services Department (1-800-662-2739).
--------------------------------------------------------------------------------

IMPORTANT ACCOUNT
INFORMATION

ESTABLISHING
OPTIONAL
SERVICES
                      The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. IF YOU WISH TO ADD SHAREHOLDER OPTIONS LATER, YOU MAY NEED TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE GUARANTEES  For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES
                      Share certificates will not be issued.

BROKER-DEALER
PURCHASES
                      If you purchase shares in Vanguard Funds through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

CANCELLING TRADES     The Fund will not cancel any trade (e.g., a purchase,
                      exchange or redemption) believed to be authentic, received in writing or by telephone, once the trade request has
                      been received.
--------------------------------------------------------------------------------

WHEN YOUR
ACCOUNT WILL
BE CREDITED           The trade date is the date on which your account is
                      credited. It is generally the day on which the Fund receives your investment in the form of Federal Funds
                      (monies credited to the Fund's Custodian Bank by a Federal
                      Reserve Bank). Your trade date varies according to your method of payment for your shares.

                      For purchases by check, the Fund is ordinarily credited with Federal Funds within one business day. Thus, if your purchase by check is received by the regular close of the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the business day following receipt of your check. If your purchase is received after the close of the Exchange, your trade date is the second business day following receipt of your check.

                      For purchases by Federal Funds wire or exchange from another Vanguard Fund, the Fund is credited immediately with Federal Funds. Thus, if your purchase by Federal Funds wire or exchange is received by the close of the Exchange, your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the business day following receipt of your wire or exchange.

                      Your shares are purchased at a $1.00 net asset value. You will begin to earn dividends on the calendar day following the trade date. (For a Friday trade date, you will begin earning dividends on Saturday.) For a purchase by Federal Funds wire, you may qualify for a dividend on the date of purchase if you have notified the Fund of your intention to make the purchase by 10:45 a.m. (Eastern time) on the business day of the wire.

                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.

                      Each Portfolio reserves the right to suspend the offering of shares for a period of time. Each Portfolio also reserves the right to reject any specific purchase request.
--------------------------------------------------------------------------------

SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed, credited or wired -- depending upon the method of withdrawal you have PREVIOUSLY chosen -- within two business days after the receipt of the request in Good Order.

SELLING BY WRITING
A CHECK
                      You may withdraw funds from your account by writing a check payable in the amount of $250 or more. When a check is presented for payment to the Fund's agent, CoreStates Bank, the Fund will redeem sufficient shares in your account to cover the amount of the check.

                      In order to establish the checkwriting option on your account, all registered shareholders must sign a signature card. After your completed signature card is received by the Fund, an initial supply of checks will be mailed within 10 business days. There is no charge for checks or for their clearance. CORPORATIONS, TRUSTS AND OTHER ORGANIZATIONS SHOULD CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) BEFORE SUBMITTING SIGNATURE CARDS, AS ADDITIONAL DOCUMENTS MAY BE REQUIRED TO ESTABLISH THE CHECKWRITING SERVICE.

                      Before establishing the checkwriting option, you should be aware that:

                      1. The Fund does not allow an account to be closed through the checkwriting option.
                      2. Vanguard cannot guarantee a stop payment on any check.
                         If you wish to reverse a stop payment order, you must do so in writing.
                      3. The Fund reserves the right to terminate or alter this service at any time.
--------------------------------------------------------------------------------

SELLING BY MAIL
                      Requests should be mailed to VANGUARD FINANCIAL CENTER, VANGUARD MONEY MARKET RESERVES, P.O. BOX 1120, VALLEY FORGE, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Money Market Reserves, 455 Devon Park Drive, Wayne, PA 19087.)

                      The redemption price of shares will be at a $1.00 net asset value per share. All requests must be received in Good Order.

DEFINITION OF
GOOD ORDER
                      Good Order means that the request includes the following:

                      1. The account number and Portfolio name.
                      2. The amount of the transaction (specified in dollars or shares).
                      3. The signatures of all owners EXACTLY as they are registered on the account.
                      4. Any required signature guarantees.
                      5. Other supporting legal documentation that might be
                         required, in the case of estates, corporations, trusts, and certain other accounts.

                      IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT AT 1-800-662-2739.
--------------------------------------------------------------------------------

SELLING BY
TELEPHONE
                      To sell shares by telephone, you or your pre-authorized representative may call our Client Services Department at 1-800-662-2739. For telephone redemptions, you may have the proceeds sent to you by mail, or by wire. In addition to the details below, please see "Important Information About Telephone Transactions."

                      BY MAIL: Telephone mail redemption is automatically established on your account unless you indicate otherwise on your Account Registration Form. You may redeem any amount by calling Vanguard. The proceeds will be paid to the registered shareholders and mailed to the address of record. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 10 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online or, in writing, without the signatures of all account owners.

                      BY WIRE: Telephone wire redemption must be specifically elected for your account. The best time to elect telephone wire redemption is at the time you complete your Account Registration Form. If you do not presently have telephone wire redemption and wish to establish it, please contact our Client Services Department.

                      With the wire redemption option, you may withdraw a minimum of $1,000 and have the amount wired directly to your bank account. Wire redemptions less than $5,000 are subject to a $5 charge deducted by Vanguard. There is no Vanguard charge for wire redemptions of $5,000 or more. However, your bank may assess a separate fee to accept incoming wires.

                      A request to change the bank associated with your wire redemption option must be received in writing, signed by each registered shareholder, and accompanied by a voided check or preprinted deposit slip. A signature guarantee is required if your bank registration is not identical to your Vanguard Fund account registration.
--------------------------------------------------------------------------------

SELLING BY FUND
EXPRESS

Automatic Withdrawal
& Special Redemption  If you select the Fund Express Automatic Withdrawal option, money will be automatically moved from your Vanguard Fund account to your bank account according to the schedule you have selected. The Special Redemption option lets you move money from your Vanguard account to your bank account on an "as needed" basis. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait three weeks before using the service.
--------------------------------------------------------------------------------

SELLING BY EXCHANGE   You may sell shares of a Portfolio by making an exchange
                      into another Vanguard Fund account. Please see "Exchanging
                      Your Shares" for details.
--------------------------------------------------------------------------------

IMPORTANT REDEMPTION
INFORMATION
                      Shares purchased by check or Fund Express may be redeemed at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which will take ten calendar days.
--------------------------------------------------------------------------------

DELIVERY OF
REDEMPTION PROCEEDS   Redemption requests received by telephone prior to the
                      close of the New York Stock Exchange (generally 4:00 p.m.
                      Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                      Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt. Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described above in "Important Redemption Information."

                      If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                      The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.
--------------------------------------------------------------------------------

VANGUARD'S AVERAGE
COST STATEMENT        If you make a redemption from a qualifying account,
                      Vanguard will send you an Average Cost Statement which
                      provides you with the tax basis of the shares you
                      redeemed. Please see "Statements and Reports" for
                      additional information.
--------------------------------------------------------------------------------

LOW-BALANCE FEE
AND MINIMUM ACCOUNT
BALANCE REQUIREMENT   Due to the relatively high cost of maintaining smaller
                      accounts, the Fund will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below $2,500 ($1,000 for Uniform Gifts/Transfers to Minors
                      Act accounts). This fee deduction will occur mid-year, beginning in 1996. The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.

                      In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                      Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Fund's net asset value).
--------------------------------------------------------------------------------

EXCHANGING YOUR
SHARES Should your investment goals change, you may exchange your shares of Vanguard Money Market Reserves for those of other available Vanguard Funds.

EXCHANGING BY
TELEPHONE
Call Client Services
at 1-800-662-2739     When exchanging shares by telephone, please have ready the
                      Portfolio name, account number, Social Security Number or
                      Employer Identification number listed on the account, and
                      the exact name and address in which the account is
                      registered. Only the registered shareholder may complete
                      such an exchange. Requests for telephone exchanges
                      received prior to close of trading on the New York Stock
                      Exchange (generally 4:00 p.m. Eastern time) are processed
                      at the close of business that same day. Requests received
                      after close of the Exchange are processed the next
                      business day. Telephone exchanges are not accepted into or from VANGUARD BALANCED INDEX FUND, VANGUARD INDEX TRUST,
                      VANGUARD INTERNATIONAL EQUITY INDEX FUND AND VANGUARD
                      QUANTITATIVE PORTFOLIOS. If you experience difficulty in
                      making a telephone exchange, your exchange request may be
                      made by regular or express mail, and it will be
                      implemented at the closing net asset value on the date
                      received by Vanguard provided the request is received in
                      Good Order.
--------------------------------------------------------------------------------

EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Fund, the name of
                      the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account
                      holders. Send your request to VANGUARD FINANCIAL CENTER,
                      VANGUARD MONEY MARKET RESERVES, P.O. BOX 1120, VALLEY
                      FORGE, PA 19482. (For express or registered mail, send
                      your request to Vanguard Financial Center, Vanguard Money
                      Market Reserves, 455 Devon Park Drive, Wayne, PA 19087.)
--------------------------------------------------------------------------------

IMPORTANT EXCHANGE
INFORMATION
                      Before you make an exchange, you should consider the following:

                      - Please read the Fund's prospectus before making an
                        exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      - An exchange is treated as a redemption and a purchase.
                        Therefore, you could realize a taxable gain or loss on the transaction.

                      - Exchanges are accepted only if the registrations and the
                        Taxpayer Identification numbers of the two accounts are identical.

                      - New accounts are not currently accepted in
                        Vanguard/Windsor Fund or Vanguard/PRIMECAP Fund.

                      - Shares will be redeemed by exchange at the net asset
                        value per share.

                      - When opening a new account by exchange, you must meet
                        the minimum investment requirement of the new Fund.

                      Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

                      The exchange privilege is only available in states in which shares of the Fund are registered for sale. The Fund's shares are currently registered for sale in all 50 states and the Fund intends to maintain such registration.
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION ABOUT
TELEPHONE
TRANSACTIONS          The ability to initiate redemptions (except wire
                      redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption made by mail will be made payable to the registered shareowner and mailed to the address of record, only.

                      Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account. If

                      Vanguard fails to follow reasonable security procedures, it may be liable for any losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION          You may transfer the registration of any of your Fund
                      shares to another person by completing a transfer form and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX 1110,
                      VALLEY FORGE, PA 19482 ATTENTION: TRANSFER DEPARTMENT. The
                      request must be in Good Order. Before mailing your
                      request, please call our Client Services Department
                      (1-800-662-2739) for full instructions.
--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account except for checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeem shares from a qualifying Vanguard account may expect to receive their Average Cost Statement in February of the following year. Please call our Client Services Department (1-800-662-2739) for information.

                      Financial reports on the Fund will be mailed to you semiannually, according to the Fund's fiscal year-end.
--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE
                      With Vanguard's Direct Deposit Service, most U.S. Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE      Vanguard's Automatic Exchange Service allows you to move
                      money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND
EXPRESS
                      Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD DIVIDEND
EXPRESS
                      Vanguard's Dividend Express allows you to transfer your dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

VANGUARD
TELE-ACCOUNT          Vanguard's Tele-Account is a convenient, automated service that provides share price, price change and yield
                      quotations on Vanguard Funds through any TouchTone(TM)
                      telephone. This service also lets you obtain information
                      about your account balance, your last transaction, and
                      your most recent dividend or capital gains payment. To
                      contact Vanguard's Tele-Account service, dial
                      1-800-ON-BOARD (1-800-662-6273). A brochure offering
                      detailed operating instructions is available from our
                      Investor Information Department (1-800-662-7447).
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

      P030                                                                                         LOGO
                                 LOGO                                                              LOGO
                                 ---------------------------                      P   R   O   S   P   E   C   T   U   S
                                 THE VANGUARD GROUP
                                 OF INVESTMENT                                                MARCH 8, 1996
                                 COMPANIES                                                         LOGO
                                 Vanguard Financial Center
                                 P.O. Box 2600
                                 Valley Forge, PA 19482
                                 INVESTOR INFORMATION
                                 DEPARTMENT:
                                 1-800-662-7447 (SHIP)
                                 CLIENT SERVICES
                                 DEPARTMENT:
                                 1-800-662-2739 (CREW)
                                 TELE-ACCOUNT FOR
                                 24-HOUR ACCESS:
                                 1-800-662-6273 (ON-BOARD)
                                 TELECOMMUNICATION SERVICE
                                 FOR THE HEARING-IMPAIRED:
                                 1-800-662-2738
                                 TRANSFER AGENT:
                                 The Vanguard Group, Inc.
                                 Vanguard Financial Center
                                 Valley Forge, PA 19482

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[VANGUARD
MONEY MARKET
RESERVES LOGO]                                    A Member of The Vanguard Group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS -- MARCH 8, 1996
--------------------------------------------------------------------------------

FUND INFORMATION: PARTICIPANT SERVICES -- 1-800-523-1188
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE AND
POLICIES
                      Vanguard Money Market Reserves, Inc. (the "Fund") is an open-end, diversified investment company known as a money market fund. The Fund offers three separate Portfolios. The objective of each Portfolio is to provide the maximum current income that is consistent with the preservation of capital and liquidity by investing in specified money market instruments. Each Portfolio seeks to maintain a constant net asset value of $1.00 per share. AN INVESTMENT IN THE PORTFOLIOS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT EACH PORTFOLIO WILL BE ABLE TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

IMPORTANT NOTE        This Prospectus is intended exclusively for participants
                      in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k)
                      thrift plans, as well as 403(b) custodial accounts for
                      non-profit educational and charitable organizations.
                      Another version of this Prospectus, containing information on how to open a personal investment account with the
                      Fund, is available for individual investors. To obtain a
                      copy of that version of the Prospectus, please call
                      1-800-662-7447. For certain investors investing $10
                      million or more in the Prime Portfolio, the Fund offers a
                      second class of shares, Prime Portfolio Institutional
                      Shares, which are offered through a separate prospectus.
                      To obtain information on the Prime Portfolio Institutional
                      Shares, please call 1-800-523-1188.
--------------------------------------------------------------------------------

OPENING AN
ACCOUNT A Portfolio of the Fund is an investment option under a retirement or savings program sponsored by your employer. The administrator of your retirement plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Portfolio of the Fund as an investment option.

                      If you have any questions about the Fund, please contact Participant Services at 1-800-523-1188. If you have any questions about your plan account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
--------------------------------------------------------------------------------

ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Fund before you
                      invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing
                      additional information about the Fund has been filed with
                      the Securities and Exchange Commission. This Statement is
                      dated March 8, 1996, and has been incorporated by
                      reference into this Prospectus. A copy may be obtained
                      without charge by writing to the Fund or by calling the
                      Investor Information Department.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Page                                       Page                                       Page
Highlights .......................  2      Investment Risks .................  8      Dividends and Taxes ............... 12
Fund Expenses ...................  4       Who Should Invest ................ 9       The Share Price of Each
Financial Highlights ...............4      Implementation of Policies......... 9      Portfolio .... 12
Yield and Total Return .............6      Investment Limitations ............ 10     General Information ............... 13
Investment Objective ..............  7     Management of the Fund ........... 10
Investment Policies ................7      Investment Adviser ................ 11     SERVICE GUIDE
                                                                                      Participating in Your
                                                                                      Plan .............................. 15

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              HIGHLIGHTS

OBJECTIVE AND
POLICIES
                      Vanguard Money Market Reserves, Inc. (the "Fund") is an open-end, diversified investment company known as a money market fund. The Fund offers three separate Portfolios. The objective of each Portfolio is to provide the maximum current income that is consistent with the preservation of capital and liquidity by investing in specified money market instruments.

                      Each Portfolio seeks to maintain a constant net asset value of $1.00 per share. In pursuit of this objective, each Portfolio will invest in securities that mature in less than 13 months, and each Portfolio will maintain an
                      average weighted maturity of 90 days or less.       PAGE 7
--------------------------------------------------------------------------------

THREE SEPARATE
PORTFOLIOS            Investors may choose from three separate Portfolios, each
                      of which invests in specified money market instruments:

                      PRIME PORTFOLIO -- invests in high-quality money market obligations issued by financial institutions, nonfinancial corporations, and the U.S. Government, state and municipal governments and their agencies or instrumentalities, as well as repurchase agreements collateralized by such securities. The Prime Portfolio also invests in Eurodollar obligations (dollar-denominated obligations issued outside the U.S. by foreign banks or foreign branches of domestic banks) and Yankee obligations (dollar-denominated obligations issued in the U.S. by foreign banks).

                      FEDERAL PORTFOLIO -- invests in securities issued by the United States Government or its agencies and instrumentalities, and repurchase agreements collateralized by such securities. A portion of the U.S. Government securities held by the Federal Portfolio may not be backed by the full faith and credit of the U.S. Government.

                      U.S. TREASURY PORTFOLIO -- invests in securities backed by the full faith and credit of the U.S. Government. PAGE 7
--------------------------------------------------------------------------------

RISK
CHARACTERISTICS       The three Portfolios of the Fund differ primarily in terms of credit risk. Credit risk is the possibility that an issuer of securities held by a Portfolio will fail to make timely payments of either interest or principal. The credit risk of a Portfolio is a function of the credit quality of its underlying securities. All other things being equal, money market instruments with greater credit risk offer higher yields. Although each Portfolio invests in high-quality instruments, money market portfolios, unlike federally-insured bank deposits, are not insured or guaranteed.

                      In absolute terms, the credit quality of each Portfolio is very high. In relative terms, the U.S. Treasury Portfolio, which invests in full faith and credit obligations of the U.S. Government, offers the lowest credit risk and therefore usually the lowest yield. The Federal Portfolio includes U.S. Government securities that are not backed by the full faith and credit of the U.S. Government, and so potential credit risk and yield are somewhat higher. The Prime Portfolio, although of a very high credit quality in general, invests in the money market obligations of private financial and nonfinan-
                      cial corporations. It therefore offers the highest relative credit risk and yield of the three
                      Portfolios.                                         PAGE 8
--------------------------------------------------------------------------------

THE VANGUARD
GROUP The Fund is a member of The Vanguard Group of Investment Companies, a group of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $190 billion. The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by the Vanguard Funds, provides all corporate management, administrative, distribution and shareholder accounting services on an
                      at-cost basis to the Funds in the Group.           PAGE 10
--------------------------------------------------------------------------------

INVESTMENT
ADVISER The Fund receives investment advisory services on an at-cost basis from Vanguard's Fixed Income Group. As a result, the Fund receives its investment advisory services at a substantially lower cost than would be possible if the Fund paid an investment advisory fee to an external
                      investment adviser.                                PAGE 11
--------------------------------------------------------------------------------

DIVIDEND POLICY       Each Portfolio declares a dividend each business day based on its ordinary income (interest income less expenses).
                      Dividends are paid monthly. Dividends are automatically
                      reinvested in additional shares.                   PAGE 12
--------------------------------------------------------------------------------

FUND
EXPENSES The following table illustrates ALL expenses and fees that a shareholder of the Fund would incur. The expenses set forth below are for the 1995 fiscal year.

                                                    SHAREHOLDER TRANSACTION EXPENSES
                           -----------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases........................................       None
                           Sales Load Imposed on Reinvested Dividends.............................       None
                           Redemption Fees*.......................................................       None
                           Exchange Fees..........................................................       None

                                                                       PRIME         FEDERAL     U.S. TREASURY
                             ANNUAL PORTFOLIO OPERATING EXPENSES     PORTFOLIO      PORTFOLIO      PORTFOLIO
                           ------------------------------------------------------------------------------------
                           Management & Administrative Expenses...        0.26%          0.26%           0.26%
                           Investment Advisory Fees...............         0.01           0.01            0.01
                           12b-1 Fees.............................         None           None            None
                           Other Expenses
                             Distribution Costs...................  0.03%          0.03%         0.03%
                             Miscellaneous Expenses...............  0.02           0.02          0.02
                                                                    -----          -----        ------
                           Total Other Expenses...................         0.05           0.05            0.05
                                                                          -----          -----          ------
                                    TOTAL OPERATING EXPENSES......        0.32%          0.32%           0.32%
                                                                         ------         ------         -------
                                                                         ------         ------         -------

                      * Wire redemptions of less than $5,000 are subject to a $5 processing fee.

                      The purpose of this table is to assist you in understanding the various expenses an investor would bear directly or indirectly as a shareholder in the Fund.

                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.

                                                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                                   ------     -------     -------     --------
                               Prime Portfolio.................      $3         $10         $18         $41
                               Federal Portfolio...............      $3         $10         $18         $41
                               U.S. Treasury Portfolio.........      $3         $10         $18         $41

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each period, insofar as they relate to each of the five years in the period ended November 30, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto which, together with the remaining portions of the Fund's 1995 Annual
                      Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1995 Annual Report to
                      Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1995 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling Participant Services at 1-800-523-1188.

                                  -----------------------------------------------------------------------------------------
                                                                       PRIME PORTFOLIO
                                  -----------------------------------------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30,
                                  -----------------------------------------------------------------------------------------
                            1995       1994       1993       1992       1991      1990      1989      1988     1987     1986
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR......    $1.00      $1.00      $1.00      $1.00      $1.00     $1.00     $1.00    $1.00    $1.00    $1.00
                             -----      -----      -----      -----      -----     -----     -----    -----    -----    -----
INVESTMENT OPERATIONS
  Net Investment
    Income...............     .057       .038       .030       .038       .062      .080      .090     .072     .063     .066
  Net Realized and
    Unrealized
    Gain on Investment
    Securities...........       --         --         --         --         --        --        --       --       --       --
                             -----      -----      -----      -----      -----     -----     -----    -----    -----    -----
    TOTAL FROM INVESTMENT
      OPERATIONS.........     .057       .038       .030       .038       .062      .080      .090     .072     .063     .066
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment
    Income...............    (.057)     (.038)     (.030)     (.038)     (.062)    (.080)    (.090)   (.072)   (.063)   (.066)
  Distributions from
    Realized Capital
    Gains................       --         --         --         --         --        --        --       --       --       --
                             -----      -----      -----      -----      -----     -----     -----    -----    -----    -----
    TOTAL
      DISTRIBUTIONS......    (.057)     (.038)     (.030)     (.038)     (.062)    (.080)    (.090)   (.072)   (.063)   (.066)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  YEAR...................    $1.00      $1.00      $1.00      $1.00      $1.00     $1.00     $1.00    $1.00    $1.00    $1.00
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.............     5.82%      3.87%      3.02%      3.89%      6.39%     8.32%     9.40%    7.47%    6.49%    6.78%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
  (Millions).............  $18,764    $15,109    $12,367    $12,638    $13,496   $13,579   $11,067   $6,863   $4,088   $2,186
Ratio of Expenses to
  Average Net Assets.....      .32%       .32%       .32%       .30%       .30%      .30%      .28%     .33%     .37%     .48%
Ratio of Net Investment
  Income to Average Net
  Assets.................     5.64%      3.84%      2.98%      3.82%      6.20%     8.06%     9.05%    7.28%    6.30%    6.60%

                                   ----------------------------------------------------------------------------------------
                                                                      FEDERAL PORTFOLIO
                                   ----------------------------------------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30,
                                   ----------------------------------------------------------------------------------------
                             1995       1994       1993       1992       1991      1990      1989     1988     1987     1986
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR.......    $1.00      $1.00      $1.00      $1.00      $1.00     $1.00    $1.00    $1.00    $1.00    $1.00
                              -----      -----      -----      -----      -----     -----    -----    -----    -----    -----
INVESTMENT OPERATIONS
  Net Investment Income...     .056       .038       .029       .038       .060      .078     .088     .070     .061     .064
  Net Realized and
    Unrealized
    Gain on Investment
    Securities............       --         --         --         --         --        --       --       --       --       --
                              -----      -----      -----      -----      -----     -----    -----    -----    -----    -----
    TOTAL FROM INVESTMENT
      OPERATIONS..........     .056       .038       .029       .038       .060      .078     .088     .070     .061     .064
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment
    Income................    (.056)     (.038)     (.029)     (.038)     (.060)    (.078)   (.088)   (.070)   (.061)   (.064)
    Distributions from
      Realized Capital
      Gains...............       --         --         --         --         --        --       --       --       --       --
                              -----      -----      -----      -----      -----     -----    -----    -----    -----    -----
    TOTAL DISTRIBUTIONS...    (.056)     (.038)     (.029)     (.038)     (.060)    (.078)   (.088)   (.070)   (.061)   (.064)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  YEAR....................    $1.00      $1.00      $1.00      $1.00      $1.00     $1.00    $1.00    $1.00    $1.00    $1.00
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............     5.77%      3.82%      2.98%      3.83%      6.18%     8.14%    9.15%    7.20%    6.25%    6.56%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
  (Millions)..............   $2,637     $2,196     $1,907     $1,986     $2,000    $1,950   $1,531   $1,214     $839     $545
Ratio of Expenses
  to Average Net Assets...      .32%       .32%       .32%       .30%       .30%      .30%     .28%     .33%     .37%     .48%
Ratio of Net Investment
  Income to Average Net
  Assets..................     5.61%      3.78%      2.94%      3.76%      6.01%     7.90%    8.78%    7.00%    6.10%    6.40%

                                   ----------------------------------------------------------------------------------------
                                                                   U.S. TREASURY PORTFOLIO
                                   ----------------------------------------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30,
                                   ----------------------------------------------------------------------------------------
                             1995       1994       1993       1992       1991      1990      1989     1988     1987     1986
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR.......    $1.00      $1.00      $1.00      $1.00      $1.00     $1.00    $1.00    $1.00    $1.00    $1.00
                              -----      -----      -----      -----      -----     -----    -----    -----    -----    -----
INVESTMENT OPERATIONS
  Net Investment Income...     .053       .036       .028       .036       .058      .077     .085     .068     .058     .060
  Net Realized and
    Unrealized Gain on
    Investment
    Securities............       --         --         --         --         --        --       --       --       --       --
                              -----      -----      -----      -----      -----     -----    -----    -----    -----    -----
    TOTAL FROM INVESTMENT
      OPERATIONS..........     .053       .036       .028       .036       .058      .077     .085     .068     .058     .060
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income.....    (.053)     (.036)     (.028)     (.036)     (.058)    (.077)   (.085)   (.068)   (.058)   (.060)
    Distributions from
      Realized Capital
      Gains...............       --         --         --         --         --        --       --       --       --       --
                              -----      -----      -----      -----      -----     -----    -----    -----    -----    -----
    TOTAL DISTRIBUTIONS...    (.053)     (.036)     (.028)     (.036)     (.058)    (.077)   (.085)   (.068)   (.058)   (.060)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  YEAR....................    $1.00      $1.00      $1.00      $1.00      $1.00     $1.00    $1.00    $1.00    $1.00    $1.00
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............     5.47%      3.63%      2.86%      3.68%      5.94%     8.02%    8.89%    7.02%    5.99%    6.15%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
  (Millions)..............   $2,527     $2,056     $1,751     $2,321     $2,092    $1,594     $412     $140     $113      $56
Ratio of Expenses to
  Average Net Assets......      .32%       .32%       .32%       .30%       .30%      .30%     .31%+    .70%+    .79%+    .93%+
Ratio of Net Investment
  Income to Average Net
  Assets..................     5.33%      3.59%      2.83%      3.60%      5.76%     7.74%    8.44%    6.85%    5.80%    6.00%

+ Insurance premiums represent .40%, .42%, .44%, .44% and .42%.
--------------------------------------------------------------------------------

YIELD AND TOTAL
RETURN From time to time a Portfolio of the Fund may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or over the life of a Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividends and distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, a Portfolio's "seven-day" or "current" yield reflects the income earned by a hypothetical account in the Portfolio during a seven-day period, expressed as an annual percentage rate. A Portfolio's "effective yield" assumes the income over the seven-day period is reinvested weekly, resulting in a slightly higher stated yield through compounding. Methods used to calculate advertised yields are standardized for money market funds. However, these methods differ from the accounting methods used by a Portfolio to maintain its books and records, and so advertised yields may not fully reflect the income paid to an investor's account.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE             The Fund offers three separate Portfolios. The objective
                      of each Portfolio is to provide the maximum current income that is consistent with the preservation of capital and
                      liquidity by investing in specified money market
                      instruments. Each Portfolio also seeks to maintain a
                      constant net asset value of $1.00 per share.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES Each Portfolio of the Fund invests in money market instruments that mature in 13 months or less, and each Portfolio maintains an average weighted maturity of 90 days or less. The Portfolios differ chiefly in terms of the types of securities in which they invest.

THE PRIME PORTFOLIO
INVESTS IN HIGH-
QUALITY, MONEY
MARKET SECURITIES     The Prime Portfolio will invest in the following
                      high-quality, money market obligations issued by financial institutions, nonfinancial corporations, and the U.S.
                      Government, state and municipal governments and their agencies or instrumentalities:

                      (1) Negotiable certificates of deposit and bankers'
                          acceptances of U.S. banks having total assets in excess of $1 billion.

                      (2) Repurchase agreements that are collateralized by U.S.
                          Treasury obligations, including bills, notes, bonds and other debt obligations or securities issued or guaranteed by agencies and instrumentalities of the U.S. Government (as described in (2) for the Federal Portfolio).

                      (3) Commercial paper (including variable amount master
                          demand notes) rated Prime-1 by Moody's Investors Services, Inc. or A-1 by Standard & Poor's Corporation or, if unrated, issued by a corporation having an outstanding debt issue rated Aa 3 or better by Moody's or AA- or better by Standard & Poor's.

                      (4) Short-term corporate obligations rated Aa 3 or better
                          by Moody's or AA- or better by Standard & Poor's.

                      (5) Short-term Eurodollar and Yankee bank obligations.
                          Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks or by foreign banks; Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

                      (6) Securities eligible for purchase by the Federal
                          Portfolio, as described on the following page.

THE FEDERAL PORTFOLIO
INVESTS IN SHORT-TERM,
U.S. GOVERNMENT
OBLIGATIONS
                      In contrast with the Prime Portfolio, which invests in both corporate and government securities, the Federal Portfolio will invest only in the following U.S. Government obligations and repurchase agreements collateralized by such securities:

                      (1) United States Treasury obligations including bills,
                          notes, bonds, and other debt obligations issued by the United States Treasury. These securities are backed by the full faith and credit of the U.S. Government.

                      (2) Securities issued or guaranteed by agencies and
                          instrumentalities of the U.S. Government. These include securities issued by the Federal Home Loan

                        Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, Tennessee Valley Authority, and others. Such "agency" securities may not be backed by the full faith and credit of the U.S. Government.

                      (3) Repurchase agreements that are collateralized by the
                          securities listed in (1) and (2) above.

THE U.S. TREASURY
PORTFOLIO INVESTS IN
"FULL FAITH AND CREDIT"
SECURITIES
                      The U.S. Treasury Portfolio will invest 100% of its assets in securities backed by the full faith and credit of the U.S. Government. Such securities include:

                      (1) U.S. Treasury obligations backed by the full faith and credit of the U.S. Government (at least 65% of the Portfolio's assets will be invested in such obligations).

                      (2) Other full faith and credit obligations of the U.S.
                          Government. These include securities issued by the General Services Administration, Government National Mortgage Association, Rural Electrification Administration, Small Business Administration, Federal Financing Bank, and others.

                      In addition, each Portfolio may invest up to 10% of its net assets in securities that are illiquid.

                      See "Implementation of Policies" for a further description of the Fund's invest-ment practices.

                      The Fund is responsible for voting the shares of all securities it holds.

                      The investment policies of each Portfolio are not fundamental, and so may be changed without shareholder approval by the Board of Directors. However, shareholders would be notified of any material change in a Portfolio's policies.
--------------------------------------------------------------------------------

INVESTMENT
RISKS

THE PORTFOLIOS VARY IN
TERMS OF CREDIT RISK
                      The three Portfolios of the Fund differ primarily in terms of credit risk. Credit risk is the possibility that an issuer of securities held by a Portfolio will fail to make timely payments of either interest or principal. The credit risk of a Portfolio is a function of the credit quality of its underlying securities. Although each Portfolio invests in high-quality instruments, money market portfolios, unlike federally-insured bank deposits, are not insured or guaranteed.

                      The U.S. Treasury Portfolio invests solely in full faith and credit United States Government securities and therefore has a very low credit risk.

                      The Federal Portfolio invests in securities issued by agencies and instrumentalities sponsored by the U.S. Government. Not all securities issued by U.S. agencies and instrumentalities are backed by the full faith and credit of the U.S. Government. As a result, the Federal Portfolio, which is of very high quality in absolute terms, is subject to a slightly higher degree of credit risk than the U.S. Treasury Portfolio. The Federal Portfolio is therefore expected to provide a correspondingly higher yield.

                      The Prime Portfolio invests primarily in high-quality bank and corporate money market obligations. These obligations, though highly rated, are of somewhat lower credit quality than those issued by the U.S. Government or its agencies and instrumentalities. Thus, the Prime Portfolio is generally expected to provide the highest yield of the three Portfolios.

THE PORTFOLIOS ARE
SUBJECT TO INCOME
RISK Income risk is the potential for a decline in a Portfolio's income due to falling market interest rates. Because the Fund's Portfolios' income is based on short-term interest rates, which can fluctuate substantially over short periods, income risk is expected to be high for the Fund.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST

INVESTORS SEEKING
CURRENT INCOME AND
PRINCIPAL STABILITY
                      The Fund is intended for investors seeking maximum current income, consistent with the preservation of capital and liquidity. In addition, each Portfolio expects to maintain a constant net asset value of $1.00 per share. The Fund is thus appropriate for investors who desire maximum principal stability.

                      The Fund is designed to be a convenient and economical medium for investing short-term funds. It is also useful as a component of a long-term, balanced investment program, consisting of money market instruments, bonds and stocks.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES

THE PRIME AND FEDERAL
PORTFOLIOS MAY INVEST
IN REPURCHASE
AGREEMENTS            The Fund follows a number of additional investment
                      practices in pursuit of its objective.

                      The Prime and Federal Portfolios may invest in repurchase agreements according to the restrictions and limitations set forth on page 8 under "Investment Policies." A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller -- a U.S. commercial bank or recognized U.S. securities dealer -- sells securities to a Portfolio and agrees to repurchase the securities at the Portfolio's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Portfolio will have a total value equal to, or in excess of, the value of the repurchase agreement, and will be held by the Fund's Custodian Bank until repurchased.

                      The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection and careful monitoring.

THE PRIME PORTFOLIO
MAY INVEST IN
EURODOLLAR OR YANKEE
OBLIGATIONS           Eurodollar bank obligations are dollar-denominated
                      certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

                      Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same credit analysis as domestic issues in which the Prime Portfolio invests, and foreign issuers will be required to meet the same tests of financial strength as the domestic issuers approved for the Prime Portfolio.

PORTFOLIO TURNOVER
WILL BE HIGH
                      Each Portfolio of the Fund is expected to have a high portfolio turnover rate due to the short maturities of the securities purchased. However, this high turnover rate should not increase the Fund's costs since brokerage commissions are not normally charged on the purchase or sale of money market instruments.

DERIVATIVE
INVESTING

THE FUND MAY INVEST
IN DERIVATIVE
SECURITIES
                      derived from an underlying security or index. The Fund invests only in derivative securities such as floating rate instruments with returns derived directly from standard, U.S. dollar-denominated short-term taxable interest rate benchmarks such as short-term LIBOR rates, Federal Reserve Daily Federal Funds Effective Rate and U.S. Treasury Bill auction results. The Fund does not use derivatives to apply leverage, nor does it invest in futures or options.
--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS

THE FUND HAS ADOPTED
CERTAIN FUNDAMENTAL
LIMITATIONS
                      Each Portfolio of the Fund has adopted certain limitations designed to reduce its risk exposure. These limitations include the following:

                      (a) A Portfolio will not invest more than 5% of its assets in the securities of any single company, excluding obligations of the United States Government.

                      (b) A Portfolio will not purchase more than 10% of any
                          class of securities of any issuer.

                      (c) A Portfolio will not invest more than 25% of its
                          assets in any one industry, excluding obligations of the United States Government or certificates of deposit or bankers' acceptances of domestic institutions.

                      (d) A Portfolio will not borrow money except for emergency purposes and then not in excess of 15% of total assets.

                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------

MANAGEMENT
OF THE FUND

VANGUARD ADMINISTERS
AND DISTRIBUTES THE
FUND
                      The Fund is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $190 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1995, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .31% compared to an average of 1.11% for the mutual fund industry (data provided by Lipper Analytical Services).

                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT
ADVISER

VANGUARD MANAGES
THE FUND'S
INVESTMENTS           The three Portfolios of the Fund receive all investment
                      advisory services on an at-cost basis from Vanguard's
                      Fixed Income Group. The Group also provides investment advisory services to more than 40 Vanguard money market and bond portfolios, both taxable and tax-exempt. Total assets under management by Vanguard's Fixed Income Group were $67 billion as of November 30, 1995. The Fixed Income
                      Group is supervised by the Officers of the Fund. Ian A.
                      MacKinnon, Senior Vice President of Vanguard, has been in charge of the Group since its inception in 1981.

                      The Fixed Income Group manages the investment and reinvestment of the assets of the Fund's Portfolios and continuously reviews, supervises and administers each Portfolio's investment program, subject to the maturity and quality standards specified in this Prospectus and supplemental guidelines approved by the Fund's Board of Directors. The Fixed Income Group's selection of investments for the Portfolios is based on: (a) continuing credit analysis of those instruments held in the Portfolios and those being considered for inclusion therein; (b) possible disparities in yield relationships between different money market instruments; and (c) actual or anticipated movements in the general level of interest rates.

                      The Fixed Income Group is also responsible for the allocation of principal business and portfolio brokerage and the negotiation of commissions. The purchase and sale of investment securities by the Fund will ordinarily be principal transactions. Portfolio securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by a Portfolio for securities purchased from an issuer. Purchases from underwriters of securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include a dealer's mark-up.

                      In purchasing and selling securities for each of the Portfolios, it is the Fund's policy to seek to obtain quality execution at the most favorable prices through issuers or responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolios, consideration will be given to such factors as: the price of the security; the rate of the commission; the size and difficulty of the order; the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers; and the overall brokerage and research services provided to the Fund.
--------------------------------------------------------------------------------

DIVIDENDS AND
TAXES

DIVIDENDS ARE PAID ON
THE FIRST BUSINESS DAY
OF EACH MONTH         Each Portfolio's dividends are accrued daily based on
                      ordinary income and are distributed on the first business day of the month. All dividend distributions are automatically reinvested in additional shares of a Portfolio. Each Portfolio of the Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to its shareholders.

                      If you utilize the Fund as an investment option in an employer-sponsored retirement savings plan, dividend distributions from the Fund will generally not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by complex tax rules. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description, or a professional tax adviser regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.
--------------------------------------------------------------------------------

THE SHARE PRICE OF
EACH PORTFOLIO        Each Portfolio's share price or "net asset value" per
                      share is determined daily at the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Each Portfolio determines its net asset value per share by subtracting the Portfolio's liabilities
                      (including accrued expenses and dividends payable) from the total value of the Portfolio's investments and other assets and by dividing the result by the total outstanding shares of the Portfolio.

                      For the purpose of calculating each Portfolio's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

                      The use of amortized cost and the maintenance of each Portfolio's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, each Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less, and invest only in securities that are determined by the Directors to present minimal credit risks and that are of high quality as determined by any major rating service, or in the case of any instrument not so rated, considered by the Directors to be of comparable quality.

                      The Directors have established procedures designed to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such a review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Directors.

                      In the event of a deviation of over 1/2 of 1% between a Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Directors will promptly consider what action, if any, should be taken. The Directors will also take such action as they deem appropriate to eliminate or to reduce, to the extent reasonably practicable, any material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two. Such action may include redeeming shares in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, withholding dividends, paying distributions from capital or capital gains, or utilizing a net asset value per share based upon available market quotations.
--------------------------------------------------------------------------------

GENERAL
INFORMATION           The Fund, formerly known as "Whitehall Money Market
                      Trust," and then as "Vanguard Money Market Trust, Inc.," is a Maryland corporation. The Fund's Articles of Incorporation permit the Directors to issue 37,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more
                      Portfolios or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios and classes. Currently the Fund is offering shares of three Portfolios. The Prime Portfolio offers two distinct classes of shares. One class of Prime
                      Portfolio shares is available for investors with a minimum initial investment of $3,000; the Institutional class of Prime Portfolio shares is designed for investors who can make an initial investment of at least $10 million and do not require administrative services such as employee recordkeeping and checkwriting.

                      The shares of each Portfolio are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. The shares of each Portfolio have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held on the removal of a Director or Directors of the Fund if requested in writing by holders of not less than 10% of the outstanding shares of the Fund.

                      CoreStates Bank, N.A., Philadelphia, PA, has been retained to act as Custodian of the assets of each Portfolio of the Fund. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                                 SERVICE GUIDE

PARTICIPATING IN
YOUR PLAN             One or more Portfolios of the Fund is available as an
                      investment option in your retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Portfolio of the Fund as an investment option.

                      If you have any questions about a Portfolio, including the Portfolio's investment objective, policies, risk characteristics or historical performance, please contact Participant Services at 1-800-523-1188.

                      If you have questions about your account, contact your plan administrator or the organization which provides recordkeeping services for your plan.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS
AND ALLOCATIONS       You may be permitted to elect different investment
                      options, alter the amounts contributed to your plan, or
                      change how contributions are allocated among your
                      investment options in accordance with your plan's specific provisions. See your plan administrator or employee
                      benefits office for more details.
--------------------------------------------------------------------------------

TRANSACTIONS IN
FUND SHARES           Contributions, exchanges or redemptions of a Portfolio's
                      shares are effective when received in "good order" by
                      Vanguard. "Good order" means that complete information on
                      the contribution, exchange or redemption and the
                      appropriate monies have been received by Vanguard.
--------------------------------------------------------------------------------

MAKING EXCHANGES      Your plan may allow you to exchange monies from one
                      investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options, particularly company stock or guaranteed investment contracts (GICs), may be subject to unique restrictions.

                      Before making an exchange, you should consider the following:

                      - If you are making an exchange to another Vanguard Fund
                        option, please read the Fund's prospectus. Contact Participant Services at 1-800-523-1188 for a copy.

                      - Exchanges are accepted by Vanguard only as permitted by
                        your plan. Your plan administrator can explain how frequently exchanges are allowed.
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

        [VANGUARD MONEY MARKET RESERVES LOGO]                                           [VNANGUARD FLAG LOGO]
        ---------------------------                                                        [VANGUARD MONEY
        THE VANGUARD GROUP                                                                  MARKET RESERVES
        OF INVESTMENT                                                                           LOGO]
        COMPANIES                                                                           INSTITUTIONAL
        Institutional Division                                                                PROSPECTUS
        P.O. Box 2900                                                                        MARCH 8, 1996
        Vanguard Financial Center
        Valley Forge, PA 19482

        PARTICIPANT SERVICES:
        1-800-523-1188

        I030                                                                              [THE VANGUARD GROUP LOGO]

--------------------------------------------------------------------------------

                                                                                  [VANGUARD MONEY MARKET RESERVES LOGO]
                                                                                  -------------------------------------
                                                                                            PRIME PORTFOLIO
                                                                                          INSTITUTIONAL SHARES
                                                                                  P   R   O   S   P   E   C   T   U   S
                                                                                              MARCH 8, 1996

                                                                                           [VANGUARD GROUP LOGO]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[VANGUARD MONEY MARKET RESERVES LOGO]
                                                  A Member of The Vanguard Group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS -- MARCH 8, 1996
--------------------------------------------------------------------------------

NEW ACCOUNT INFORMATION: 1-800-523-8066
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE AND
POLICIES The Prime Portfolio of Vanguard Money Market Reserves, Inc. (the "Portfolio") is an independent series of shares of Vanguard Money Market Reserves, Inc., an open-end diversified investment company (the "Fund"). The Portfolio's objective is to provide the maximum current income that is consistent with the preservation of capital and liquidity by investing in specified money market instruments. The Portfolio seeks to maintain a constant net asset value of $1.00 per share. AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

INVESTMENT
ALTERNATIVES          The Portfolio offers two separate classes of shares to
                      investors. The "Prime Portfolio Institutional Shares" are
                      designed primarily for investors who meet a minimum
                      initial investment of $10 million and certain
                      administrative criteria, such as no employee
                      recordkeeping, checkwriting or other shareholder services.
                      Only the Institutional class of shares are offered through this prospectus. The second class of shares, "Prime
                      Portfolio" are available to all institutional and
                      individual investors and are offered through a separate
                      prospectus. To obtain information on the "Prime Portfolio"
                      class of shares, please call 1-800-662-7447 (SHIP), Monday through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday
                      from 9:00 a.m. to 4:00 p.m. (Eastern time).
--------------------------------------------------------------------------------

OPENING AN
ACCOUNT Shares of the Portfolio may be purchased by Federal Funds wire. The minimum initial investment is $10 million.
--------------------------------------------------------------------------------

ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information an investor should know about the Portfolio
                      before investing. It should be retained for future
                      reference. A "Statement of Additional Information"
                      containing additional information about the Portfolio has
                      been filed with the Securities and Exchange Commission.
                      This Statement is dated March 8, 1996 and has been
                      incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to or calling
                      Vanguard at 1-800-523-8066.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                             Page                                  Page                                  Page
Portfolio Expenses .............2     Investment Limitations .........6     SHAREHOLDER GUIDE
Yield and Total Return .........3     Management of the Portfolio ....6     Opening an Account and
      PORTFOLIO INFORMATION           Investment Adviser .............7     Purchasing Shares .............11
Investment Objective ...........4     Dividends and Taxes ............8     Dividend and Trade Date
Investment Policies ............4     Share Price Determination ......9     Policy ........................12
Implementation of                     General Information ...........10     Selling Shares ................13
  Policies .....................5                                           Exchanging Shares ............ 13
                                                                            Important Information About
                                                                            Telephone Transactions ........14
                                                                            Other Account
                                                                            Information ...................14

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO
EXPENSES The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Fund's "Prime Portfolio Institutional Shares." The expenses set forth below for the "Prime Portfolio Institutional Shares" are estimates for its first full year of operation.

                                                   SHAREHOLDER TRANSACTION EXPENSES
                           ---------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases........................................      None
                           Sales Load Imposed on Reinvested Dividends.............................      None
                           Redemption Fees*.......................................................      None
                           Exchange Fees..........................................................      None
                                                    ANNUAL FUND OPERATING EXPENSES
                           ---------------------------------------------------------------------------------
                           Management & Administrative Expenses...................................     0.12%
                           Investment Advisory Fees...............................................      0.01
                           12b-1 Fees.............................................................      None
                           Other Expenses
                             Distribution Costs...........................................    0.02%
                             Miscellaneous Expenses.......................................    0.00
                                                                                              ----
                           Total Other Expenses...................................................      0.02
                                                                                                       -----
                                    TOTAL OPERATING EXPENSES......................................     0.15%
                                                                                                       =====
                           * Wire redemptions of less than $5,000 are subject to a $5 processing fee.

                      The purpose of this table is to assist an investor in understanding the various expenses that an investor in the Portfolio would bear directly or indirectly.

                      The following example illustrates the expenses that an investor would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Portfolio charges no redemption fees of any kind.

                        1 YEAR
                        ------       3 YEARS       5 YEARS       10 YEARS
                                     -------       -------       --------
                          $2           $ 5           $ 8           $ 19

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each period presented have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which, together with the remaining portions of the Fund's 1995 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional
                      Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Vanguard
                      Money Market Reserves' 1995 Annual Report to Shareholders.
                      For a more complete discussion of the Portfolio's performance, please see the Fund's 1995 Annual Report to Shareholders, which may be obtained without charge by writing to the Portfolio or by calling Vanguard at 1-800-523-8066.

                                     --------------------------------------------------------------------------------------------
                                                              PRIME PORTFOLIO -- INSTITUTIONAL CLASS(1)
                                     --------------------------------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                     OCT. 28, 1995 TO   DEC. 1, 1994-    -------------------------------------    OCT. 3, 1989*
                                      NOV. 30, 1995     OCT. 27, 1995    1994    1993    1992    1991    1990    TO NOV. 30, 1989
    -----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD........................       $ 1.00            $ 1.00       $1.00   $1.00   $1.00   $1.00   $1.00        $ 1.00
                                          ------            ------       ------  ------  ------  ------  ------       ------
INVESTMENT OPERATIONS
  Net investment Income............         .005              .053        .040    .031    .040    .063    .082          .014
  Net Realized and Unrealized Gain
    on Investments.................           --                --          --      --      --      --      --            --
                                          ------            ------       ------  ------  ------  ------  ------       ------
    TOTAL FROM INVESTMENT
      OPERATIONS...................         .005              .053        .040    .031    .040    .063    .082          .014
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment
    Income.........................        (.005)            (.053)      (.040)  (.031)  (.040)  (.063)  (.082)        (.014)
  Distributions from Realized
    Capital Gains..................           --                --          --      --      --      --      --            --
                                          ------            ------       ------  ------  ------  ------  ------       ------
    TOTAL DISTRIBUTIONS............        (.005)            (.053)      (.040)  (.031)  (.040)  (.063)  (.082)        (.014)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....       $ 1.00            $ 1.00       $1.00   $1.00   $1.00   $1.00   $1.00        $ 1.00
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................          .53%             5.45%       4.06%   3.19%   4.02%   6.52%   8.49%         1.40%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions).......................         $793              $734        $677    $306    $269    $218     $91           $69
Ratio of Expenses to Average
  Net Assets.......................          .15%**            .15%**      .15%    .15%    .15%    .15%    .15%          .15%**
Ratio of Net Investment Income to
  Average Net Assets...............         5.65%**           5.85%**     4.14%   3.14%   3.93%   6.14%   8.24%         8.90%**

  * Commencement of operations.
 ** Annualized.
(1) Results up to October 27, 1995, are for the former Vanguard Institutional Money Market Portfolio.
--------------------------------------------------------------------------------

YIELD AND TOTAL
RETURN From time to time the Portfolio may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or over the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividends and distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "seven-day" or "current" yield of the Portfolio reflects the income earned by a hypothetical account in the Portfolio during a seven-day period, expressed as an annual percentage rate. The "effective yield" of the Portfolio assumes the income over the seven-day period is reinvested weekly, resulting in a slightly higher stated yield through compounding. Methods used to calculate advertised yields are standardized for all money market funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so advertised yields may not fully reflect the income paid to an investor's account.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE             The Institutional Shares are designed primarily for
                      institutional investors. The Portfolio's objective is to
                      provide the maximum current income that is consistent with the preservation of capital and liquidity by investing in
                      specified money market instruments. The Portfolio also
                      seeks to maintain a constant net asset value of $1.00 per
                      share.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES

THE PORTFOLIO INVESTS
HIGH QUALITY MONEY
MARKET SECURITIES     The Portfolio will invest in the following high-quality
                      money market obligations issued by financial institutions, non-financial corporations, the U.S. Government, its agencies and instrumentalities and state and municipal governments and their agencies or instrumentalities:

                      (1) Negotiable certificates of deposit and bankers'
                          acceptances of U.S. banks having total assets in excess of $1 billion.

                      (2) Commercial paper (including variable amount master
                          demand notes) rated Prime-1 by Moody's Investors Services, Inc. or A-1 by Standard & Poor's Corporation or, if unrated, issued by a corporation having an outstanding debt issue rated Aa3 or better by Moody's or AA- or better by Standard & Poor's.

                      (3) Short-term corporate obligations rated Aa3 or better
                          by Moody's or AA- or better by Standard & Poor's.

                      (4) Eurodollar and Yankee bank obligations. Eurodollar
                          bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. by the foreign branches of U.S. banks and by foreign banks; Yankee bank obligations are dollar-denominated obligations issued in the U.S. by foreign banks.

                      (5) United States Treasury obligations including bills,
                          notes, bonds, and other debt obligations issued by the United States Treasury. These securities are backed by the full faith and credit of the U.S. Government.

                      (6) Securities issued or guaranteed by agencies and
                          instrumentalities of the U.S. Government. These include securities issued by the Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Farm Credit Bank, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, Tennessee Valley Authority, and others. Such "agency" securities may not be backed by the full faith and credit of the U.S. Government.

                      (7) Repurchase agreements collateralized by the securities listed in (5) and (6) above.

                      In addition, the Portfolio may invest up to 10% of its net assets in securities that are illiquid.

                      The Portfolio invests in money market instruments that mature in 13 months or less. The Portfolio will also maintain an average weighted maturity of 90 days or less.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES

THE PORTFOLIO MAY
INVEST IN REPURCHASE
AGREEMENTS            The Portfolio may invest in repurchase agreements
                      according to the restrictions and limitations set forth on page 3 in "Investment Policies." A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller -- a U.S. commercial bank or recognized U.S. securities dealer -- sells securities to the Portfolio and agrees to repurchase the securities at the Portfolio's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Portfolio will have a total value equal to or in excess of the value of the repurchase agreement, and will be held by the Portfolio's Custodian
                      Bank until repurchased.

                      The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Portfolio's management acknowledges these risks, it is expected that they can be controlled through stringent security selection and careful monitoring.

THE PORTFOLIO MAY
INVEST IN EURODOLLAR
OR YANKEE OBLIGATIONS Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by the foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

                      Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same credit analysis as domestic issues in which the Portfolio invests, and foreign issuers will be required to meet the same tests of financial strength as the domestic issuers approved for the Portfolio.

PORTFOLIO TURNOVER
WILL BE HIGH          The Portfolio is expected to have a high portfolio
                      turnover rate due to the short maturities of the securities purchased. However, this high turnover rate should not increase the Portfolio's costs since brokerage commissions are not normally charged on the purchase or sale of money market instruments.

DERIVATIVE
INVESTING

THE FUND MAY
INVEST IN DERIVATIVE
SECURITIES            Derivatives are instruments whose values are linked to or
                      derived from an underlying security or index. The Fund
                      invests only in derivative securities such as floating
                      rate instruments with returns derived directly from
                      standard, U.S. dollar-denominated short-term taxable
                      interest rate benchmarks such as short-term LIBOR rates,
                      Federal Reserve Daily Federal Funds Effective Rate and
                      U.S. Treasury Bill auction results. The Fund does not use
                      derivatives to apply leverage, nor does it invest in
                      futures or options.
--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS

THE PORTFOLIO HAS
ADOPTED CERTAIN
FUNDAMENTAL
LIMITATIONS           The Portfolio has adopted certain limitations designed to
                      reduce its risk exposure. These limitations include the following:

                      (a) The Portfolio will not invest more than 5% of its
                          assets in the securities of any single company, excluding obligations of the United States Government.

                      (b) The Portfolio will not purchase more than 10% of any
                          class of securities of any issuer.

                      (c) The Portfolio will not invest more than 25% of its
                          assets in any one industry, excluding obligations of the United States Government or certificates of deposit or banker's acceptances of domestic institutions.

                      (d) The Portfolio will not borrow money except for
                          emergency purposes and then not in excess of 15% of total assets.

                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Portfolio's shareholders.
--------------------------------------------------------------------------------

MANAGEMENT OF
THE PORTFOLIO

VANGUARD ADMINISTERS
AND DISTRIBUTES THE
PORTFOLIO             Vanguard Money Market Reserves is a member of The Vanguard
                      Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $190 billion.
                      Through their jointly-owned subsidiary, The Vanguard
                      Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1995, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .31% compared to an average of 1.11% for the mutual fund industry (data provided by Lipper Analytical Services).

                      The Officers of Vanguard Money Market Reserves manage the day-to-day operations of the Portfolio and are responsible to the Vanguard Money Market Reserves Board of Directors. The Directors set broad policies for the Portfolio and choose its Officers. A list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT
ADVISER

VANGUARD MANAGES
THE PORTFOLIO'S
INVESTMENTS           The Portfolio receives all investment advisory services on an at-cost basis from Vanguard's Fixed Income Group. The
                      Group provides investment advisory services to more than 40 Vanguard money market and bond portfolios, both taxable and tax-exempt. Total assets under management by Vanguard's Fixed Income Group were $67 billion as of
                      November 30, 1995. The Fixed Income Group is supervised by the Officers of the Portfolio. Ian A. MacKinnon, Senior
                      Vice President of Vanguard, has been in charge of the Group since its inception in 1981.

                      The Fixed Income Group manages the investment and reinvestment of the assets of the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program, subject to the maturity and quality standards specified in this Prospectus and supplemental guidelines approved by the Board of Directors. The Fixed Income Group's selection of investments for the Portfolio is based on: (a) continuing credit analysis of those instruments held in the Portfolio and those being considered for inclusion therein; (b) possible disparities in yield relationships between different money market instruments; and (c) actual or anticipated movements in the general level of interest rates.

                      The Fixed Income Group is also responsible for the allocation of principal business and portfolio brokerage and the negotiation of commissions. The purchase and sale of investment securities will ordinarily be principal transactions. Portfolio securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by the Portfolio for securities purchased directly from an issuer. Purchases from underwriters of securities will include a commission or concession paid by the issuer to the underwriter. Purchases from dealers serving as market makers will include a dealer's mark-up.

                      In purchasing and selling securities, it is the Portfolio's policy to seek to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolio, consideration will be given to such factors as: the price of the security; the rate of the commission; the size and difficulty of the order; the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers; and the brokerage and research services provided to the Portfolio.
--------------------------------------------------------------------------------

DIVIDENDS
AND TAXES

DIVIDENDS ARE PAID
ON THE FIRST BUSINESS
DAY OF EACH MONTH     The Portfolio's dividends are accrued daily and are
                      distributed on the first business day of the month. The
                      Portfolio's dividends will be automatically reinvested in additional shares unless the Portfolio is notified otherwise.

                      The Portfolio's dividends are computed and declared as of the regular close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) each day, and are payable to shareholders of record as of 10:45 a.m. (Eastern time) on that day. In other words, shareholders whose purchases of shares are effective as of 10:45 a.m. will receive the dividend for that day. See "Dividend and Trade Date Policy" for more information about the crediting of dividends.

                      Net realized short-term capital gains of the Portfolio, if any, will be distributed whenever the Directors determine that such distributions would be in the best interest of shareholders, but in any event at least once a year. The Portfolio does not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually.

                      In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolio may declare special or regular year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

DIVIDENDS WILL BE
SUBJECT TO FEDERAL
INCOME TAX            The Portfolio intends to continue to qualify for taxation
                      as a "regulated investment company" under the Internal
                      Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Portfolio from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will not qualify for the intercorporate dividends-received deduction.

                      Although the Portfolio does not expect to distribute any long-term capital gains, any capital gains distribution made by the Portfolio would be subject to federal income tax. Such distributions would not qualify for the intercorporate dividends-received deduction.

                      A sale of shares of the Portfolio, either by redemption or exchange, is a taxable event, and may result in a capital gain or loss. However, since the Portfolio seeks to maintain a constant $1.00 share price for both purchases and redemptions, shareholders are not expected to realize a capital gain or loss upon sale.

                      Dividend distributions, any capital gains distributions, and any capital gains or losses from redemptions and exchanges may be subject to state and local taxes. However, depending on a state's tax rules, the portion of the Portfolio's income derived from direct U.S. Treasury obligations may be exempt from state and local taxes. Vanguard will indicate each year the portion of the Portfolio's income, if any, that may qualify for this exemption.

                      The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. This withholding requirement may be avoided by certifying on the Account Registration Form the appropriate Taxpayer Identification Number and by certifying that backup withholding does not apply.

                      The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania, and does business and maintains an office in that state. In the opinion of counsel, the shares of each Portfolio of the Fund will be exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Portfolio. The Portfolio is managed without regard to tax ramifications.
--------------------------------------------------------------------------------

SHARE PRICE
DETERMINATION         The Portfolio's share price or "net asset value" per share is determined daily at the regular close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.) The Portfolio determines its net asset value per share by subtracting the Portfolio's liabilities
                      (including accrued expenses and dividends payable) from the total value of the Portfolio's investments and other assets and dividing the result by the total outstanding shares of the Portfolio.

                      For the purpose of calculating the Portfolio's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

                      The use of amortized cost and the maintenance of the Portfolio's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less, and invest only in securities which are determined by the Directors to present minimal credit risks and which are of high-quality as determined by any major rating service, or in the case of any instrument not so rated, considered by the Directors to be of comparable quality.

                      The Directors have established procedures designed to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such a review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Directors.

                      In the event of a deviation of over 1/2 of 1% between the Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Directors will promptly consider what action, if any, should be taken. The Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two. Such action may include redeeming shares in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, withholding dividends, paying distributions from capital or capital gains, or utilizing a net asset value per share based upon available market quotations.
--------------------------------------------------------------------------------

GENERAL
INFORMATION           The Prime Portfolio Institutional Shares, is a class of
                      shares offered by Vanguard Money Market Reserves, Inc., a
                      Maryland corporation. The Articles of Incorporation permit the Directors to issue 37,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more Portfolios or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios and classes. Currently, the Vanguard Money Market Reserves is offering shares of three Portfolios. The Prime Portfolio offers two distinct classes of shares. One class of Prime
                      Portfolio shares is available for investors with a minimum initial investment of $3,000; the Institutional class of Prime Portfolio shares is designed for investors who can make an initial investment of at least $10 million and do not require administrative services such as employee recordkeeping and checkwriting.

                      The shares of the Portfolio are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. The shares of the Portfolio have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by holders of not less than 10% of the outstanding shares of the Fund.

                      CoreStates Bank, N.A., Philadelphia, PA, has been retained to act as Custodian of the assets of the Portfolio. The Vanguard Group, Inc., Valley Forge, PA, serves as the Portfolio's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accountants for the Portfolio and will audit its financial statements annually. The Portfolio is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN
ACCOUNT AND
PURCHASING
SHARES To open a new account, complete an Account Registration Form and mail it to:

                                  VANGUARD FINANCIAL CENTER
                                  VANGUARD PRIME PORTFOLIO INSTITUTIONAL SHARES
                                  ATTN: INSTITUTIONAL INVESTOR SERVICES
                                  P.O. BOX 1472
                                  VALLEY FORGE, PA 19482

                      For express or registered mail, send your registration form to: Vanguard Financial Center, Vanguard Prime Portfolio Institutional Shares, Attn: Institutional Investor Services, 100 Vanguard Boulevard, Malvern, PA 19355.

                      Once the account has been opened, Vanguard will assign an Institutional Investor Services Representative for future account transactions.

                      Shares of the Portfolio may be purchased by Federal Funds wire. The minimum initial investment for the Portfolio is $10 million. Please contact your Institutional Investor Services Representative or call the Vanguard Group at 1-800-523-8066 to notify the Portfolio of the intended investment and to receive an account number. Wiring instructions are provided below.

                      Subsequent investments of $5 million or more will qualify for dividends on the date of purchase if Vanguard is notified one business day in advance of the intended purchase, and a Federal Funds wire is received by the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the date of purchase. See "Dividend and Trade Date Policy".

PURCHASE
RESTRICTIONS          Vanguard will not accept third-party checks to purchase
                      shares of the Fund. Please be sure your purchase check is made payable to the Vanguard Group.

ADDITIONAL
INVESTMENTS
Please contact your
Institutional
Investor Services
Representative        Additional investments may be made at any time by wiring
                      monies to Vanguard. As noted above, subsequent investments of $5 million or more require prior day notification to
                      qualify for dividends on the date of purchase. To ensure
                      prompt investment, please notify your Institutional
                      Investor Services Representative in advance of the wire.
--------------------------------------------------------------------------------

PURCHASING BY WIRE
BEFORE WIRING

Please contact
your institutional
Investor Services
Representative        Monies should be wired to:

                                  CORESTATES BANK, N.A.
                                  ABA 031000011
                                  CORESTATES NO 0144 6936
                                  ATTN VANGUARD
                                  VANGUARD MONEY MARKET RESERVES
                                  VANGUARD PRIME PORTFOLIO INSTITUTIONAL SHARES ACCOUNT NUMBER
                                  ACCOUNT REGISTRATION

                      To ensure proper receipt, please be sure to include in the wiring instructions the complete Portfolio name and the account number Vanguard has assigned. Note: Federal Funds wire purchase orders will be accepted only when the Portfolio and Custodian Bank are open for business.
--------------------------------------------------------------------------------

PURCHASING BY
EXCHANGE (from a
Vanguard account)     Purchases may also be made by exchange from an existing
                      Vanguard Fund account. However, the Portfolio reserves the right to refuse any exchange purchase request. Please call your Institutional Investor Services Representative or call Participant Services at 1-800-523-8066 for more information.

DIVIDEND
DISTRIBUTIONS         Dividend distributions paid by the Portfolio will be
                      automatically reinvested in additional Portfolio shares. A cash dividend option is also available from the Portfolio.
                      Please contact your Institutional Investor Services
                      Representative for further information.

CERTIFICATES          Share certificates will not be issued for the Portfolio.

ELECTRONIC
PROSPECTUS
DELIVERY If you would prefer to receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format, please call 1-800-231-7870 for additional information. If you elect to do so, you may also receive a paper copy of the prospectus, by calling 1-800-523-8066.
--------------------------------------------------------------------------------

DIVIDEND AND
TRADE DATE POLICY     Investments will qualify for dividends on the date of
                      purchase under the following conditions:

                      - FOR INVESTMENTS OF $5 MILLION OR MORE: The Portfolio
                        must be notified of the intended purchase by 4:00 p.m. (Eastern time) on the prior business day and the Federal Funds wire must be received by Vanguard by 4:00 p.m. (Eastern time) on the day of purchase.

                      - FOR INVESTMENTS OF LESS THAN $5 MILLION: The Portfolio
                        must be notified of the intended purchase by 10:45 a.m. (Eastern time) on the day of purchase and the Federal Funds wire must be received by 4:00 p.m. (Eastern time).

                      Generally, if these requirements are not met, an investment will begin to earn dividends on the business day following receipt of a Federal Funds wire.

                      The trade date, the day on which an account is credited, is generally the day on which the Portfolio receives an investment in the form of Federal Funds. For purchases by Federal Funds wire or by exchange, the Portfolio is credited immediately with Federal Funds. If a purchase by Federal Funds wire or exchange is received by the close of the Exchange, the trade date is the day of receipt. If a purchase is received after the close of the Exchange, the trade date is the business day following the receipt of the wire or exchange.

                      The Portfolio reserves the right to suspend the offering of shares for a period of time. The Portfolio also reserves the right to reject any specific purchase request.
--------------------------------------------------------------------------------

SELLING SHARES
WIRE PROCEEDS         Any portion of an account may be withdrawn by contacting
                      your Institutional Investor Services Representative. The redemption proceeds will be wired to the bank account indicated on the Account Registration Form normally on the business day following receipt of a request.

                      For a redemption of an entire account balance, accrued dividends will not be included in the initial redemption wire, but will be sent separately by check or wire.

                      Wire redemptions of less than $5,000 are subject to a $5 charge deducted from the principal in your account. There is no charge for wire redemptions of $5,000 or more, or for subsequent dividend wires.

                      For our mutual protection, wiring instructions must be on file at Vanguard prior to executing any redemption request. A request to change the bank account associated with the wire redemption feature or a request to wire funds to a bank other than that on file must be received in writing. A signature guarantee of an authorized officer is required if the bank registration is not identical to the Vanguard Fund account registration.
--------------------------------------------------------------------------------

SELLING BY EXCHANGE   Shares may also be sold by making an exchange to another
                      Vanguard Fund account. For further information, please
                      contact your Institutional Investor Services
                      Representative.
--------------------------------------------------------------------------------

OTHER REDEMPTION
INFORMATION           The Portfolio may suspend the redemption rights or
                      postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange
                      Commission.

                      The Portfolio reserves the right, for any account with a balance of less than $10 million, either to redeem shares or to transfer the account balance to another identically registered Vanguard money market portfolio. Shareholders will be provided with 60 days notice before any action is taken.
--------------------------------------------------------------------------------

EXCHANGING
SHARES Shares of the Portfolio may be exchanged for those of other available Vanguard Funds either by telephone or mail. Contact your Institutional Investor Services Representative for further information. Telephone exchange requests must ordinarily be received by the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) in order to be processed on the date of receipt. The new Fund account will bear the identical registration of the Vanguard Prime Portfolio Institutional account.

                      Telephone exchanges are not permitted for several Vanguard Funds, and there also may be restrictions on new investments in certain Funds. Large exchange requests (i.e., those over $250,000) require prior approval by Vanguard on behalf of the Fund. Contact your Institutional Investor Services Representative for full information, including a prospectus.

                      Neither the Portfolio nor Vanguard is responsible for the authenticity of exchange instructions received by telephone. Every effort will be made to maintain the exchange privilege. However, the Portfolio reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS          The ability to initiate redemptions (except wire
                      redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted. The ability to initiate wire redemptions by telephone will be established on your account only if you specifically elect this option in writing.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only. In the case of a telephone redemption by wire, the wire transfer will be made only in accordance with the shareowner's prior written instructions.

                      Neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account. If Vanguard fails to follow reasonable security procedures, it may be liable for any losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------

OTHER ACCOUNT
INFORMATION           For corporate investors, a current corporate resolution
                      must be maintained on file at Vanguard at all times. The initial application serves as a corporate resolution. Any revisions to a corporate resolution must be submitted to your Institutional Investor Services Representative at
                      Vanguard.

                      To change the registration of an account, a request must be submitted in writing to Vanguard and include the following information: the account number and portfolio name; authorized signatures; any applicable signature guarantees; and other supporting legal documents as necessary.

                      All requests should be mailed to the following address:

                                  VANGUARD FINANCIAL CENTER
                                  ATTN: INSTITUTIONAL INVESTOR SERVICES
                                  P.O. BOX 1472
                                  VALLEY FORGE, PA 19482
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

        [VANGUARD MONEY MARKET RESERVES LOGO]
        -------------------------------------
        PRIME PORTFOLIO
        INSTITUTIONAL SHARES
        THE VANGUARD GROUP
        OF INVESTMENT
        COMPANIES
        INSTITUTIONAL INVESTOR SERVICE
        Vanguard Financial Center
        P.O. Box 2600
        Valley Forge, PA 19482

        PARTICIPANT SERVICES:
        1-800-523-8066

        TRANSFER AGENT:
        The Vanguard Group, Inc.
        Vanguard Financial Center
        Valley Forge, PA 19482

        I066

--------------------------------------------------------------------------------

                                     PART B

                         VANGUARD MONEY MARKET RESERVES

                      STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 8, 1996

     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated March 8, 1996). To obtain the Prospectus please call the Investor Information Department:

                                 1-800-662-7447

                               TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
Investment Limitations....................................................................     1
Yield and Total Return....................................................................     2
Calculation of Yield......................................................................     3
Purchase of Shares........................................................................     3
Redemption of Shares......................................................................     4
Shareholder Services......................................................................     4
Performance Measures......................................................................     5
Management of the Fund....................................................................     7
Description of Shares and Voting Rights...................................................    10
Financial Statements......................................................................    10
Appendix--Description of Securities and Ratings...........................................    10

                             INVESTMENT LIMITATIONS

     The following restrictions and fundamental policies cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940), including a majority of the shares of each Portfolio. The Fund may not under any circumstances:

      1) purchase securities for any Portfolio of the Fund other than the securities in which the Portfolio is authorized to invest as set forth in the Prospectus under "Investment Objectives" and "Investment Policies";

      2) borrow money in excess of 15% of the total assets of any Portfolio taken at market value and then only from banks as a temporary measure for extraordinary or emergency purposes; the Fund will not borrow to increase income (leveraging) but only to facilitate redemption requests which might otherwise require untimely dispositions of portfolio securities; the Fund will repay all borrowings before making additional investments and interest paid on such borrowings will reduce net income;

      3) make loans to other persons (except by the purchase of obligations in which the Fund is authorized to invest); provided, however, that the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the net assets of any Portfolio (taken at current value) would be subject to repurchase agreements maturing in more than seven days;

      4) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States, its agencies or instrumentalities) if, as a result, (a) more than 5% of a Portfolio's total assets (taken at current value) would be invested in the securities of such issuer, or (b) any Portfolio would hold more than 10% of any class of securities of such issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities);

      5) write, or invest in, put, call, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

      6) purchase securities on margin or sell any securities short;

      7) purchase or retain securities of an issuer if an officer or director of such issuer is an officer or Director of the Fund or its investment adviser and one or more of such officers or directors (trustees) of the Fund or its investment adviser owns beneficially more than 1/2% of the shares of securities of such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities;

      8) purchase any securities which could cause more than 25% of the value of a Portfolio's total net assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in United States Treasury Bills, other obligations issued or guaranteed by the Federal Government, its agencies and instrumentalities or certificates of deposit or bankers' acceptances of domestic institutions;

      9) mortgage, pledge or hypothecate its assets except in an amount up to 15% (10% as long as the Fund's shares are registered for sale in certain states) of the value of a Portfolio's total assets but only to secure borrowings for temporary or emergency purposes;

     10) engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

     11) purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (including any investment in The Vanguard Group Inc.) would be invested in securities that are illiquid;

     12) purchase or sell real estate, real estate investment trust securities, commodities, or commodity contracts;

     13) invest in companies for the purpose of exercising control;

     14) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets; and

     15) issue senior securities.

     Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of, any company which will be: (1) wholly owned by the Fund and one or more other investment companies, and is (2) primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies. See "Management of the Fund."

     As an operational policy of the Fund, the Fund will not in the aggregate, enter into repurchase agreements maturing in more than seven days, purchase restricted securities or invest in any other illiquid securities if, as a result thereof, more than 10% of the net assets of the Fund would be invested in such assets.

     The above-mentioned investment limitations are considered at the time investment securities are purchased.

                             YIELD AND TOTAL RETURN

     The yield of each Portfolio of the Fund for the 7-day period ended November 30, 1995 is set forth below. Yields are calculated daily for each Portfolio.

    Prime Portfolio..................................................................   5.50%
    Federal Portfolio................................................................   5.46%
    U.S. Treasury Portfolio..........................................................   5.21%
    Prime Portfolio-Institutional Class..............................................   5.67%

     The average annual total return of each Portfolio of the Fund for the one-, five- and ten-year periods ending November 30, 1995 is set forth below:


                                               1 YEAR ENDED     5 YEARS ENDED     10 YEARS ENDED
                                                 11/30/95         11/30/95           11/30/95
                                               ------------     -------------     --------------
    Prime Portfolio..........................     + 5.82%           +4.59%            + 6.13%
    Federal Portfolio........................     + 5.77%           +4.51%            + 5.98%
    U.S. Treasury Portfolio..................     + 5.47%           +4.31%            + 5.75%
    Prime Portfolio-Institutional Class......     + 6.00%           +4.75%            + 5.46%*



---------------


*Since inception of Vanguard Institutional Money Market Portfolio on October 3,1989.


     Total return is computed by finding the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

                              CALCULATION OF YIELD

     The current yield of each of the Fund's Portfolios is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by adding 1 to the net change, raising the sum to the 365/7 power, and subtracting 1 from the result.

     Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for each of the Portfolios for the 7-day base period ended November 30, 1995.

                                                              PRIME INSTITUTIONAL                         U.S. TREASURY
                                           PRIME PORTFOLIO         PORTFOLIO         FEDERAL PORTFOLIO      PORTFOLIO
                                           ---------------    -------------------    -----------------    -------------
                                              11/30/95             11/30/95              11/30/95           11/30/95
                                           ---------------    -------------------    -----------------    -------------
Value of account at beginning of
  period................................      $ 1.00000            $ 1.00000             $ 1.00000          $ 1.00000
Value of same account at end of
  period*...............................        1.00105              1.00109               1.00105            1.00100
                                           ---------------    -------------------    -----------------    -------------
Net Change in account value.............      $  .00105            $  .00109             $  .00105          $  .00100
Annualized Current Net Yield (Net
  Change X 365/7) average net asset
  value.................................          5.50%                5.67%                 5.46%              5.21%
Effective Yield [(Net
  Change)+1]365/7-1.....................          5.65%                5.82%                 5.61%              5.37%
Average Weighted Maturity of
  Investments...........................        53 Days              53 Days               51 Days            58 Days

---------------
*Exclusive of any capital changes.

     The net asset value of a share of each Portfolio is $1.00 and it is not expected to fluctuate. However, the yield of each Portfolio will fluctuate. The annualization of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset values and calculating yields.

                               PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and

(iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges for each Portfolio or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or l% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment readily marketable securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of Each Portfolio" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Fund for redemptions; except for wire withdrawals in amounts less than $5,000 which will be subject to a maximum charge of $5.00 which will be deducted from the principal in your account. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by each Portfolio.

                              SHAREHOLDER SERVICES

     EXCHANGE PRIVILEGE Each Portfolio's shares may be exchanged without cost for shares of any other Portfolio, or for the shares of any open-end Fund currently offering its shares to new investors in The Vanguard Group ("Vanguard"). A shareholder of any other open-end Fund in Vanguard may likewise exchange his shares for shares of any of the Fund's Portfolios. Exchange requests may be made either by mail, telephone or telegraph.

     Telephone and telegraph exchanges (referred to as "expedited exchanges") will be accepted only if the account of the shareholder and the registration of the two accounts is identical. Requests for expedited exchanges received prior to the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time) will be processed at the next determined net asset value after such request is received. Requests received after the close of the New York Stock Exchange (generally 4:00 P.M. Eastern time), will be processed on the next business day. NO EXPEDITED EXCHANGES WILL BE ACCEPTED INTO, OR FROM, VANGUARD BALANCED INDEX FUND, VANGUARD INDEX TRUST, VANGUARD QUANTITATIVE PORTFOLIOS AND VANGUARD INTERNATIONAL EQUITY INDEX FUND. Neither the Fund nor Vanguard will be responsible for the authenticity of exchange instructions received by telephone or telegraph. Expedited exchanges may also be subject to limitations as to amounts and frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. Shareholders may obtain the terms of these limitations, which may be revised at any time, from Vanguard.

     Any such exchange will be based on the respective net asset values of the shares involved. There are no sales commissions or charges of any kind. Before making an exchange, a shareholder should consider the investment objectives and policies of the Portfolio or Fund to be purchased, and other relevant information (including the minimum initial investment), which can be found in the prospectus relating to that particular Portfolio or Fund. A prospectus for any of the Vanguard Funds or Portfolios may be obtained from Vanguard.

     For Federal income tax purposes an exchange between Funds is a taxable event and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time, and any of the Portfolios or Vanguard Funds may limit or discontinue the offering of its shares without notice to shareholders.

     TRANSFER OF SHARES Fund shares may be transferred to another person by sending appropriate written instructions to Vanguard. The account must be clearly identified and include the number of shares to be transferred and the signatures of all registered owners. The signature on the letter of instructions or any stock power must be guaranteed. As in the case of withdrawals, the written request must be received in "Good Order" before any transfer can be made.

     INFORMATION FOR SHAREHOLDERS Following any purchase or redemption, a shareholder will receive a statement which reflects all activity during the current calendar year. Each shareholder will also receive a monthly statement, which includes a valuation as of the day the statement is prepared.

     Shareholders will receive semi-annual financial statements audited at least annually by independent accountants whose selection is ratified by shareholders.

                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing the Vanguard Group, Inc. or any of the member funds of the Vanguard Group of Investment Companies.

     Vanguard Money Market Reserves may use one or more of the following unmanaged indexes for comparative performance purposes:

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

RUSSELL 3000 STOCK INDEX -- a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX -- a subset of approximately 2,000 of the smallest stocks contained in the Russell 3000; a widely used benchmark for small capitalization common stocks.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL INDEX (20 YEAR) BOND -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 35% Standard & Poor's 500 Index and 65% Lehman Long Term Corporate Bond Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Salomon Brothers High-Grade Bond Index.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

     The Fund's Officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors, who are elected annually by shareholders, set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth below. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and Director*
     Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group. Director of The Mead Corporation and General Accident Insurance.

JOHN J. BRENNAN, President, Chief Executive Officer & Director*
     President, Chief Executive Officer and Director of The Vanguard Group, Inc. and each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Director
     Chairman of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director
     Director of The Great Atlantic and Pacific Tea Company, Alco Standard Corp., Raytheon Company, Knight-Ridder Inc., and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, Director
     President, The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc. and Scott Paper Company.

BURTON G. MALKIEL, Director
     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

ALFRED M. RANKIN, JR., Director
     Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company and The Standard Products Company.

JOHN C. SAWHILL, Director
     President and Chief Executive Officer, of The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co.; President, New York University; Director of Pacific Gas and Electric Company and NACCO Industries.

JAMES O. WELCH, JR., Director
     Retired Chairman of Nabisco Brands Inc., retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Director of Kmart Corporation.

J. LAWRENCE WILSON, Director
     Chairman and Chief Executive Officer, Rohm & Haas Company; Director of Cummins Engine Company and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary*
     Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
     Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*
     Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
---------------

*Officers of the Fund are "interested persons" as defined in the Investment
 Company Act of 1940.

THE VANGUARD GROUP

     The Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-I under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     The Vanguard Group, Inc. ("Vanguard") was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts of which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At November 30, 1995, the Fund had contributed capital of $2,887,000 to Vanguard, representing 14.4% of Vanguard's capitalization. The Fund's Service Agreement provides as follows: (a) each Vanguard Fund may invest up to 0.40% of its current assets in Vanguard and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's Capitalization.

     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended November 30, 1995, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $20,714,000.

     DISTRIBUTION Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for the shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended November 30, 1995, the Fund paid approximately $5,896,000 of the Group's distribution and marketing expenses or
 .03 of 1% of the Fund's average month-end net assets.

     INVESTMENT ADVISORY SERVICES Vanguard also provides the Fund, Vanguard Municipal Bond Fund, Vanguard Bond Index Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Admiral Funds, Vanguard California Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard Institutional Index Fund, Vanguard Tax-Managed Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard International Equity Index Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts with investment advisory services. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. During the years ended November 30, 1993, 1994 and 1995, the Fund paid approximately $1,603,000, $1,896,000 and $2,788,000 respectively, of Vanguard's expenses relating to investment advisory services.

     REMUNERATION OF DIRECTORS The Fund pays each Director (Trustee), who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits.

     The following information is furnished with respect to the Directors and Officers of the Fund for whom the Fund's proportionate shares of remuneration exceeded $60,000 for the fiscal year ended November 30, 1995, and for all
Directors:

                         VANGUARD MONEY MARKET RESERVES
                               COMPENSATION TABLE

                                AGGREGATE       PENSION OR RETIREMENT        ESTIMATED          TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS      ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS          FROM FUND       PART OF FUND EXPENSES     UPON RETIREMENT      PAID TO DIRECTORS(3)
---------------------------    ------------     ---------------------     ---------------     -----------------------
John C. Bogle(1),(2)             $408,820              $ 4,320                     --                      --
John J. Brennan(2)               $205,080              $ 4,320                     --                      --
Barbara Barnes Hauptfuhrer       $  9,344              $ 1,571                $15,000                 $60,000
Robert E. Cawthorn               $  9,344              $ 1,309                $13,000                 $60,000
Bruce K. MacLaury                $ 10,131              $ 1,549                $12,000                 $55,000
Burton G. Malkiel                $  9,344              $ 1,047                $15,000                 $60,000
Alfred M. Rankin, Jr.            $  9,344              $   827                $15,000                 $60,000
John C. Sawhill                  $  9,344              $   982                $15,000                 $60,000
James O. Welch, Jr.              $  9,344              $ 1,209                $15,000                 $60,000
J. Lawrence Wilson               $  9,344              $   873                $15,000                 $60,000

(1)For the period reported in this table, Mr. Bogle was the Fund's Chief Executive Officer, and therefore an "Interested Director."
(2)As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors. Compensation amounts reported for Messrs. Bogle and Brennan relate to their respective positions as Chief Executive Officer and President of the Fund.
(3)The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (27 in the case of Mr. MacLaury).

     Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each eligible Officer's annual compensation plus 5.7% of that part of an eligible Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under the Thrift Plan, all eligible Officers are permitted to make pre-tax basic contributions in a maximum amount equal to 4% of total compensation which are matched by Vanguard on a 100% basis. Directors who are not Officers are paid an annual fee based on the number of years of service on the board, up to fifteen years of service, upon retirement. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount of this fee based on its relative net assets. This fee is paid, subsequent to a Director's retirement, for a period of ten years or until the death of a retired Director.

                    DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Articles of Incorporation, as amended and restated, permit the Directors to issue 37,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. Currently the Fund is offering shares of three Portfolios.

     The shares of each Portfolio are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio have no pre-emptive rights. The shares of each Portfolio have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class: except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class; and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.

                              FINANCIAL STATEMENTS

     The Fund's financial statements for the year ended November 30, 1995, including the financial highlights for each of the five fiscal years in the period ended November 30, 1995, appearing in the Fund's 1995 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's Annual Report to Shareholders is enclosed with this Statement of Additional Information.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

     Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

BOND RATINGS

     Bonds rated AA by Standard & Poor's are judged by S&P to be high-grade obligations, and in the majority of instances differs only in small degrees from issues rated AAA (the AA rating may be modified by the addition of a plus or minus sign to show relative standing with the AA category). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's also supplies numerical indicators, 1, 2 and 3 to the Aa rating category. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking and 3 indicates a ranking toward the lower end of the category.

VARIABLE AMOUNT MASTER DEMAND NOTES

     Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to an arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a Portfolio's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     As used in this prospectus, the term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.

     U.S. Treasury Securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

     An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.

DESCRIPTION OF REPURCHASE AGREEMENTS

     Repurchase agreements are transactions by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

     The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

EURODOLLAR AND YANKEE OBLIGATIONS

     Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same credit analysis as domestic issues in which the Prime Portfolio invests, and will have at least the same financial strength as the domestic issuers approved for the Prime Portfolio.